UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21749

CRM Mutual Fund Trust
(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19808
(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, DE 19808
(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end:  June 30

Date of reporting period:  June 30, 2015

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT	June 30, 2015

Dear Fellow Shareholders:

As we sit here at the end of the second quarter, the S&P 500 Index1 was not a very good barometer of the underlying market or economic conditions for the fiscal year ended June 30, 2015. Smaller capitalization companies continued to maintain a lead over larger capitalization companies and, stylistically, growth outperformed value. Faced with the continuing headwinds of foreign currency translation, oil and gas weakness, and a slow start for the U.S. economy, S&P 500 Index1 earnings are expected to be down year-over-year. When earnings growth is scarce, investors typically reward those companies with more earnings visibility. However, unlike the first quarter of 2015, global deflation fears receded and yield curves in the U.S. and Europe moved higher and re-steepened in the second quarter. Banks were boosted by these developments and were one of the better performing sub-sectors, reversing a poor first quarter. Our portfolios responded accordingly and we were pleased to see continued stock specific dispersion and a better environment for our style of investing through the second quarter.

Domestic economic data was better, but still erratic. The most recent employment report is very typical of the “two steps forward, one step back” nature of this business cycle. Markets remain fixated on the data trying to anticipate the Federal Reserve’s first Fed Funds rate increase since 2006. Although volatility in U.S. equities remains quite low, the most volatile periods are typically around the Fed’s Federal Open Market Committee (FOMC) meeting calendar. We continue to believe the Fed would like to see more “normalized” rates, but are being careful not to contribute to the premature end of this business cycle.

Beyond our shores, the cocktail of market moving news stories seems to remain ever the same: Greece, China, Russia, Islamic State of Iraq and Syria (ISIS), Iran, Emerging Markets, and Puerto Rico. Day-to-day, each has the ability to influence markets, but China and the Middle East in particular, given the size of the Chinese economy and the sensitivity of oil prices to instability in the Middle East. During the second quarter of 2015, there was dispersion among individual commodities. Industrial metals were generally weaker, oil sustained its rebound off the March lows, and grains popped near quarter-end on weather and inventory reports. Although oil was firmer, it seemed to hit an intermediate upper bound as dozens of U.S. exploration and production companies issued equity with many using the proceeds to accelerate drilling rather than debt reduction. The number of working drilling rigs appears to have troughed and $60+ oil is a sufficient price deck to encourage supply. Geopolitical issues will generally continue to contribute to the volatility and present opportunities, in our opinion.

The earnings picture remains murky. First quarter earnings were better than earlier fears, but still tepid on an absolute basis. The earnings cadence is setting up to be back-end loaded as some of the headwinds such as foreign currency translation stabilize. As a result, one may expect 2016 to be a better earnings year. In the meantime, dispersion continues across and within sectors. One sector which has done poorly year-to-date is transportation. The media likes to highlight the Dow Transportation Index as a leading indicator and suggest that its poor performance augurs tougher days ahead for the stock market. It very well could be, or it might be presenting an attractive investment opportunity for selected names. If the economy is going to reaccelerate as forecasted by most economists and the Federal Reserve Bank, then at least some of the transportation players could be interesting investments. We have very little current exposure, but are revisiting a number of ideas which fit our investment approach.

Those companies who have been able to navigate through the cross currents have been rewarded while others have been punished. The winners include not only those achieving their financial goals, but also those involved in mergers & acquisitions (M&A), spin-offs, and activism. Certain sectors such as healthcare are benefitting from both visible earnings growth and robust M&A activity. However, without the benefit of M&A, the S&P 500 would clearly have negative returns year-to-date. We continue to expect this level of activity to continue and broaden. Transactions in excess of $10 billion are already in record territory and are likely to continue to take place. Smaller transactions have lagged, but are likely to pick up as industries become reshaped. The key variables remain the persistence of the low cost of money, business/board room confidence, CEO demographics/personalities, and antitrust. The first two variables look sustainable, the third is always an issue, and antitrust is becoming a bigger factor as witnessed with the Sysco/U.S. Foodservice, Comcast/Time Warner Cable, and GE/Electrolux transactions. While passive indices need broad earnings growth reacceleration or world hot spots to cool, active managers can navigate the landscape with stock selection benefiting from robust corporate activity to generate favorable equity returns. We remain quite encouraged by the amount of corporate transformation and its influence on our style of investing.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the twelve month period ended June 30, 2015.

CRM Small Cap Value Fund returned 7.39% and 7.14% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 0.78% and 6.49% for the Russell 2000 Value Index and the Russell 2000 Index, respectively2. The Fund’s relative outperformance versus the Russell 2000 Value Index during the period was primarily driven by stock selection across various sectors. Leading contributors to performance for this period included: (i) building products company, Headwaters Incorporated; (ii) The Children’s Place, Inc. , a children’s specialty apparel retailer in North America; and (iii) healthcare improvement company, Premier, Inc. Headwaters reported a strong first quarter 2015 and hosted an upbeat Investor Day. The company continued to see favorable pricing trends in its fly ash business and its building products segment benefitted from share gains, lower raw material costs, and tuck-in acquisitions. The Children’s Place, Inc. posted two strong earnings quarters, driven by better same store sales and lower expenses. Premier issued strong fiscal year 2015 guidance during the third quarter 2015. Management continued to execute on its strategy well, showing consistent growth in its GPO (Group Purchasing Organization) business. In addition, Premier’s technology offerings grew at mid-teens rates, further augmented by acquisitions. As a trusted partner for its hospital customers, the company offered ways for hospitals to streamline processes and become more efficient. Individual holdings that negatively impacted performance included: (i) independent exploration and production company, Oasis Petroleum, Inc.; (ii) global oil and natural gas specialty products and services provider, Oil States International, Inc.; and (iii) United States-based industrial company, OM Group, Inc. During the fourth quarter 2014, Oasis Petroleum’s inability to execute became a greater risk given its financial leverage and current oil prices. During the first quarter 2015, Oil States International projected its backlog would decline in 2015 as lower oil prices reduced offshore completion activity. During the fourth quarter 2014, the decline in the Euro as well as concerns about demand in the region weighed on shares of OM Group. We exited the position as we saw better risk reward opportunities elsewhere.

CRM Small/Mid Cap Value Fund returned 3.41% and 3.16% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 0.99% and 5.92% for the Russell 2500 Value Index and the Russell 2500 Index, respectively3. Relative strength versus the Russell 2500 Value Index was primarily due to stock selection within the consumer discretionary and producer durables sectors. Individual holdings that were leading contributors to performance included: (i) diversified aerospace, defense, information and services company, Exelis, Inc.; (ii) injectable pharmaceutical drugs and infusion technologies company, Hospira, Inc.; and (iii) fast food restaurant, Burger King Worldwide, Inc. During the first quarter 2015, Exelis agreed to be acquired by Harris Corporation (HRS) for $4.7 billion in cash and stock. Shareholders of Exelis received $16.625 in cash plus 0.1025 of a share of HRS for each of their shares, which amounted to approximately $23.75 at the time of announcement. During the first quarter 2015, Hospira received a take-out offer from Pfizer at approximately a 40% premium. During the fourth quarter 2014, Burger King (now known as Restaurant Brands International) continued to post better than expected earnings driven by a strong increase in North American sales. The company also closed the Tim Hortons deal, which should provide a new avenue for future earnings growth. Stock selection within the materials and processing sector was a headwind to performance during the year. Individual holdings that negatively impacted performance included: (i) independent oil and gas company, Whiting Petroleum Corporation; (ii) multi-industry capital goods manufacturer, Manitowoc Company, Inc.; and (iii) natural resource company, MDU Resources Group, Inc. During the fourth quarter 2014, Whiting Petroleum declined more than the average oil producer. Its exposure is primarily in the Bakken Shale which is perceived to be a higher cost basin. Additionally, the company completed the acquisition of Kodiak which is attractive on a long-term basis but increases Whiting’s balance sheet leverage. During the fourth quarter 2014, Manitowoc underperformed due to a challenging demand environment and lack of customer confidence. During the fourth quarter 2014, a reduction in 2014 earnings and operational issues in the E&P business pressured shares of MDU Resources. MDU Resources’ management announced its intention to sell its Exploration & Production (E&P) business in order to reallocate resources to its other businesses, which offer higher returns at lower risk profiles. However, the process may take longer given the decline in oil prices.

CRM Mid Cap Value Fund returned 5.91% and 5.73% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 3.67% and 6.64% for the Russell Midcap Value Index and the Russell Midcap Index, respectively4. Relative outperformance versus the Russell Midcap Value Index for the period was primarily attributable to stock selection across the financial services, technology, and utilities sectors. Individual holdings which contributed positively to performance during the fiscal year included: (i) injectable pharmaceutical drugs and infusion technologies company, Hospira, Inc.; (ii) discount variety stores operator, Dollar Tree, Inc.; and (iii) animal health medicines and vaccines developer, Zoetis, Inc. During the first quarter 2015, Hospira received a take-out offer from Pfizer at approximately a 40% premium. Dollar Tree reacted positively to the favorable acquisition vote of Family Dollar Stores. In our view, Dollar Tree’s core business remained strong as demonstrated by better than expected fourth quarter 2014 earnings. During the third quarter 2014, Zoetis outperformed as investors started to see stabilization in the base business, growth ahead from rebuilding of the U.S. cattle herd, and a meaningful contribution from Apoquel, a key new product. The company also announced a new CFO, Paul Herendeen, who we believe represents a substantial leadership team improvement. Holdings that detracted from Fund performance during the fiscal year included: (i) independent oil and gas company, Whiting Petroleum Corporation; (ii) oil and natural gas service company, Weatherford International plc; and (iii) Oceaneering International, Inc., which is an oilfield provider of engineered services and products to the offshore oil and gas industry, with a focus on deep water applications. During the fourth quarter 2014, Whiting Petroleum declined more than the average oil producer. Its exposure is primarily in the Bakken Shale which is perceived to be a higher cost basin. Additionally, the company completed the acquisition of Kodiak which is attractive on a long-term basis but increases Whiting’s balance sheet leverage. Weatherford made significant progress on its restructuring plan during the fourth quarter 2014. It sold its engineered chemistry and drilling fluids businesses to Lubrizol for $750 million. The company also sold its interest in the ProServ Group to ProServ management and a financial sponsor. All told, the company generated nearly $1 billion from divestments. Despite the progress, shares of Weatherford declined along with the energy sector and oil prices. Oceaneering International, Inc. underperformed alongside its peers in the energy sector broadly as the market began to price in a more deflationary environment for commodities globally.

CRM Large Cap Opportunity Fund returned 8.69% and 8.42% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 4.13% and 7.37% for the Russell 1000 Value Index and the Russell 1000 Index, respectively5. Stock selection across various sectors was strong during the last fiscal year. Leading contributors to Fund performance included: (i) discount variety stores operator, Dollar Tree, Inc.; (ii) animal health medicines and vaccines developer, Zoetis, Inc.; (iii) and semiconductor solutions provider, Broadcom Corporation. Dollar Tree reacted positively to the favorable acquisition vote of Family Dollar Stores. In our view, Dollar Tree’s core business remained strong as demonstrated by better than expected fourth quarter 2014 earnings. During the third quarter 2014, Zoetis outperformed as investors started to see stabilization in the base business, growth ahead from rebuilding of the U.S. cattle herd, and a meaningful contribution from Apoquel, a key new product. The company also announced a new CFO, Paul Herendeen, who we believe represents a substantial leadership team improvement. During the second quarter, Avago Technologies Ltd. announced its intention to purchase to acquire Broadcom Corporation in a cash and stock transaction during the quarter. Avago Technologies has been among the most acquisitive semiconductor companies in the last few years and has demonstrated an ability to consistently generate value from the deals. We believe Broadcom’s margins are below peer average and expect Avago will significantly expand them sooner under its stewardship. Consequently, we anticipate holding the position through the deal closure. Stock selection within the energy and producer durables sectors were headwinds to performance during the fiscal year. Individual holdings that detracted from Fund performance during the fiscal year included: (i) independent oil and gas company, Whiting Petroleum Corporation; (ii) oil and natural gas service company, Weatherford International plc; and (iii) independent exploration and production company, Anadarko Petroleum Corporation. During the fourth quarter 2014, Whiting Petroleum declined more than the average oil producer. Its exposure is primarily in the Bakken Shale which is perceived to be a higher cost basin. Additionally, the company completed the acquisition of Kodiak which is attractive on a long-term basis but increases Whiting’s balance sheet leverage. Weatherford made significant progress on its restructuring plan during the fourth quarter 2014. It sold its engineered chemistry and drilling fluids businesses to Lubrizol for $750 million. The company also sold its interest in the ProServ Group to ProServ management and a financial sponsor. All told, the company generated nearly $1 billion from divestments. Despite the progress, shares of Weatherford declined along with the energy sector and oil prices. During the fourth quarter 2014, Anadarko shares were pressured following OPEC’s announcement not to cut production.

CRM All Cap Value Fund returned 5.82% and 5.48% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 3.86% and 7.29% for the Russell 3000 Value Index and the Russell 3000 Index, respectively6. Stock selection within the health care sector contributed positively to performance over the past fiscal year. Leading contributors to Fund performance included: (i) injectable pharmaceutical drugs and infusion technologies company, Hospira, Inc.; (ii) animal health medicines and vaccines developer, Zoetis, Inc.; and (iii) diversified aerospace, defense, information and services company, Exelis, Inc. During the first quarter 2015, Hospira received a take-out offer from Pfizer at approximately a 40% premium. During the third quarter 2014, Zoetis outperformed as investors started to see stabilization in the base business, growth ahead from rebuilding of the U.S. cattle herd, and a meaningful contribution from Apoquel, a key new product. The company also announced a new CFO, Paul Herendeen, who we believe represents a substantial leadership team improvement. During the first quarter 2015, Exelis agreed to be acquired by Harris Corporation (HRS) for $4.7 billion in cash and stock. Shareholders of Exelis received $16.625 in cash plus 0.1025 of a share of HRS for each of their shares, which amounted to approximately $23.75 at the time of announcement. Stock selection within the energy sector was a headwind to performance. Individual holdings that negatively impacted performance during the fiscal year included: (i) independent oil and gas company, Whiting Petroleum Corporation; (ii) oil and natural gas service company, Weatherford International plc; and (iii) differentiated organic and inorganic chemical products manufacturer, Huntsman Corporation. During the fourth quarter 2014, Whiting Petroleum declined more than the average oil producer. Its exposure is primarily in the Bakken Shale which is perceived to be a higher cost basin. Additionally, the company completed the acquisition of Kodiak which is attractive on a long-term basis but increases Whiting’s balance sheet leverage. Weatherford made significant progress on its restructuring plan during the fourth quarter 2014. It sold its engineered chemistry and drilling fluids businesses to Lubrizol for $750 million. The company also sold its interest in the ProServ Group to ProServ management and a financial sponsor. All told, the company generated nearly $1 billion from divestments. Despite the progress, shares of Weatherford declined along with the energy sector and oil prices. Huntsman Corporation underperformed due to concerns regarding the company’s exposure to Europe, titanium dioxide, and falling oil prices.

CRM Global Opportunity Fund returned 1.85% and 1.64% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 0.71% and 1.43% for the MSCI ACWI Index and the MSCI World Index, respectively7. Stock selection within the financials and consumer staples sectors contributed positively to performance over the course of the fiscal year. Leading individual contributors to Fund performance included: (i) animal health medicines and vaccines developer, Zoetis, Inc.; (ii) diversified aerospace, defense, information and services company, Exelis, Inc.; and (iii) discount variety stores operator, Dollar Tree, Inc. During the third quarter 2014, Zoetis outperformed as investors started to see stabilization in the base business, growth ahead from rebuilding of the U.S. cattle herd, and a meaningful contribution from Apoquel, a key new product. The company also announced a new CFO, Paul Herendeen, who we believe represents a substantial leadership team improvement. During the first quarter 2015, Exelis agreed to be acquired by Harris Corporation (HRS) for $4.7 billion in cash and stock. Shareholders of Exelis received $16.625 in cash plus 0.1025 of a share of HRS for each of their shares, which amounted to approximately $23.75 at the time of announcement. Dollar Tree reacted positively to the favorable acquisition vote of Family Dollar Stores. In our view, Dollar Tree’s core business remained strong as demonstrated by better than expected fourth quarter 2014 earnings. Stock selection within the energy sector was a headwind to performance. Individual holdings that detracted from Fund performance during the fiscal year included: (i) independent oil and gas company, Whiting Petroleum Corporation; (ii) South Korean-based auto manufacturer, Hyundai Motor Co.; and (iii) oil and natural gas service company, Weatherford International plc. During the fourth quarter 2014, Whiting Petroleum declined more than the average oil producer. Its exposure is primarily in the Bakken Shale which is perceived to be a higher cost basin. Additionally, the company completed the acquisition of Kodiak which is attractive on a long-term basis but increases Whiting’s balance sheet leverage. Hyundai Motor Co. underperformed during the second quarter 2015, following a weak May retail sales report, as competition intensified across Asian markets and the company struggled to clear select end-of-life models. Recent foreign exchange moves had strongly favored Japanese competition and amplified pressure on the stock. Weatherford made significant progress on its restructuring plan during the fourth quarter 2014. It sold its engineered chemistry and drilling fluids businesses to Lubrizol for $750 million. The company also sold its interest in the ProServ Group to ProServ management and a financial sponsor. All told, the company generated nearly $1 billion from divestments. Despite the progress, shares of Weatherford declined along with the energy sector and oil prices.

CRM International Opportunity Fund returned -1.76% and -1.96% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to -5.26% and -4.22% for the MSCI ACWI Index (ex

U.S.) and the MSCI EAFE Index, respectively8. Outperformance relative to the indices was attributable to stock selection across a number of sectors. The leading contributors to Fund performance during the fiscal year included the following companies: (i) United Kingdom-based integrated producer broadcaster, ITV plc; (ii) Germany-based information technology holding company, Compugroup MedicalAG; and (iii) United Kingdom-based producer and distributor of antibodies and associated protein research products, Abcam plc. Shares of ITV plc outperformed as the company was poised to benefit from strong advertising trends in the United Kingdom. ITV Studios reported early success in achieving favorable U.S. ratings with its new programming content, underpinning further expansion in profitability and dividend growth. CompuGroup Medical AG announced strong progress in developing and testing its innovative electronic health card and telematics infrastructure solution. Shares of Abcam plc outperformed during the second quarter 2015, following a strong interim update. The company’s strategic initiatives spearheaded by the new CEO, Alan Hirzel, led to rejuvenated growth beyond its market-leading Rabbit Monoclonal antibody franchise in areas such as non-primary antibody protein detection reagents, multiplexed assays, micro RNA, and new geographic markets. Individual holdings that detracted from Fund performance during the fiscal year included: (i) South Korean-based auto manufacturer, Hyundai Motor Co.; (ii) German athletic and sports lifestyle products manufacturer, adidas AG; and (iii) United Kingdom-based land and sea power systems manufacturer, Rolls-Royce Holdings plc. Hyundai Motor Co. underperformed during the second quarter 2015, following a weak May retail sales report, as competition intensified across Asian markets and the company struggled to clear select end-of-life models. Recent foreign exchange moves had strongly favored Japanese competition and amplified pressure on the stock. Adidas AG shares were pressured given weak golf trends, exposure to Russia, and adverse currency impacts. Rolls-Royce underperformed after lowering its revenue growth outlook for its Energy and Power Systems divisions. This was a result of geopolitical turmoil and a weakening commodity market, which prompted customers in oil and gas, as well as mining and construction industries, to delay orders.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

1S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

2Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

3Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

4Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

5Russell 1000 Value Index is the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

6Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

7MSCI ACWI Index is the Fund’s benchmark. MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates (as of June 30, 2015). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States (as of June 30, 2015). It is not possible to invest directly in an index.

8MSCI ACWI Index (ex U.S.) is the Fund’s benchmark. MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI (ex U.S.) consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates (as of June 30, 2015). The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom (as of June 30, 2015). It is not possible to invest directly in an index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Funds are professionally managed, while the indices are unmanaged and are not available for investment. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value section of this report.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, changes and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2015

The following information compares the performance of the CRM Small Cap Value Fund (“Fund”) with the performance of the Russell 2000 Index and Russell 2000 Value Index. The Russell 2000 Index is an unmanaged, capitalization-weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund includes performance of the Fund’s predecessor, CRM Small Cap Value Fund (a series of WT Mutual Fund), for the period from June 30, 2005 through September 30, 2005. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small Cap Value Fund — Investor Shares vs. Russell 2000 Index and

Russell 2000 Value Index1

Expense Ratio (per prospectus dated 10/28/14): 1.08%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2015

CRM Small Cap Value Fund — Institutional Shares vs. Russell 2000 Index and

Russell 2000 Value Index1

Expense Ratio (per prospectus dated 10/28/14): 0.86%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2015

The following information compares the performance of the CRM Small/Mid Cap Value Fund (“Fund”) with the performance of the Russell 2500 Index and Russell 2500 Value Index. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. Total return for the Fund includes performance of the Fund’s predecessor, CRM Small/Mid Cap Value Fund (a series of WT Mutual Fund), for the period from June 30, 2005 through September 30, 2005. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small/Mid Cap Value Fund — Investor Shares vs. Russell 2500 Index and

Russell 2500 Value Index1

Expense Ratio (per prospectus dated 10/28/14): 1.08%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2015

CRM Small/Mid Cap Value Fund — Institutional Shares vs. Russell 2500 Index and

Russell 2500 Value Index1

Expense Ratio (per prospectus dated 10/28/14): 0.86%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2015

The following information compares the performance of the CRM Mid Cap Value Fund (“Fund”) with the performance of the Russell Midcap Index and Russell Midcap Value Index. The Russell Midcap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund includes performance of the Fund’s predecessor, CRM Mid Cap Value Fund (a series of WT Mutual Fund), for the period from June 30, 2005 through September 30, 2005. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because the Fund invests in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Mid Cap Value Fund — Investor Shares vs. Russell Midcap Index and

Russell Midcap Value Index1

Expense Ratio (per prospectus dated 10/28/14): 1.04%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2015

CRM Mid Cap Value Fund — Institutional Shares vs. Russell Midcap Index and

Russell Midcap Value Index1

Expense Ratio (per prospectus dated 10/28/14): 0.82%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2015

The following information compares the performance of the CRM Large Cap Opportunity Fund (“Fund”) with the performance of the Russell 1000 Index and Russell 1000 Value Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund invests in large capitalization companies, the Fund may also invest in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Large Cap Opportunity Fund — Investor Shares vs. Russell 1000 Index and

Russell 1000 Value Index1

Expense Ratios (per prospectus dated 10/28/14) - Gross: 1.36% Net: 1.16%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 1, 2005.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.15% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2015

CRM Large Cap Opportunity Fund — Institutional Shares vs. Russell 1000 Index and

Russell 1000 Value Index1

Expense Ratios (per prospectus dated 10/28/14) - Gross: 1.11% Net: 0.91%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on December 1, 2005.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 0.90% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2015

The following information compares the performance of the CRM All Cap Value Fund (“Fund”) with the performance of the Russell 3000 Index and the Russell 3000 Value Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies. The Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund may invest in large capitalization companies, the Fund may also invest in small and mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM All Cap Value Fund — Investor Shares vs. Russell 3000 Index

and Russell 3000 Value Index1

Expense Ratios (per prospectus dated 10/28/14): 1.46%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on October 24, 2006.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2015

CRM All Cap Value Fund — Institutional Shares vs. Russell 3000 Index and

Russell 3000 Value Index1

Expense Ratios (per prospectus dated 10/28/14): 1.19%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on October 24, 2006.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2015

The following information compares the performance of the CRM Global Opportunity Fund (“Fund”) with the performance of the MSCI ACWI Index5 and the MSCI World Index. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Investing in foreign securities involves risks which may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, financial or social instability and other adverse economic or political developments. These risks are generally greater in emerging markets, or to the extent that the Fund invests significantly in one region or country.

CRM Global Opportunity Fund — Investor Shares vs. MSCI ACWI Index and MSCI World

Index1

Expense Ratios (per prospectus dated 10/28/14) - Gross: 2.55% Net: 1.51%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI World Index to the MSCI ACWI Index, because the Fund’s adviser believes that the MSCI ACWI Index better reflects the Fund’s investment approach and portfolio composition.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2015

CRM Global Opportunity Fund — Institutional Shares vs. MSCI ACWI Index5 and MSCI

World Index1

Expense Ratios (per prospectus dated 10/28/14) - Gross: 1.74% Net: 1.26%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI World Index to the MSCI ACWI Index, because the Fund’s adviser believes that the MSCI ACWI Index better reflects the Fund’s investment approach and portfolio composition.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2015

The following information compares the performance of the CRM International Opportunity Fund (“Fund”) with the performance of the MSCI ACWI Index (ex U.S.)5 and the MSCI EAFE Index. The MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Investing in foreign securities involves risks which may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, financial or social instability and other adverse economic or political developments. These risks are generally greater in emerging markets, or to the extent that the Fund invests significantly in one region or country.

CRM International Opportunity Fund — Investor Shares vs. MSCI ACWI Index (ex U.S.)

and MSCI EAFE Index1

Expense Ratios (per prospectus dated 10/28/14) - Gross: 1.75% Net: 1.51%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI EAFE Index to the MSCI ACWI Index (ex U.S.), because the Fund’s investment adviser believes that the MSCI ACWI Index (ex U.S.) better reflects the Fund’s investment approach and portfolio composition.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2015

CRM International Opportunity Fund — Institutional Shares vs. MSCI ACWI Index (ex U.S.)5 and MSCI EAFE Index1

Expense Ratios (per prospectus dated 10/28/14) - Gross: 1.36% Net: 1.26%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI EAFE Index to the MSCI ACWI Index (ex U.S.), because the Fund’s investment adviser believes that the MSCI ACWI Index (ex U.S.) better reflects the Fund’s investment approach and portfolio composition.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Continued)

For the Six Months Ended June 30, 2015

Expense Table

Fund/Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,041.70	1.08%	$5.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.44	1.08%	$5.41

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,042.80	0.85%	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	0.85%	$4.26

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,048.30	1.08%	$5.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.44	1.08%	$5.41

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,049.70	0.87%	$4.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.48	0.87%	$4.36

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,045.90	1.05%	$5.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	1.05%	$5.26

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,046.70	0.85%	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	0.85%	$4.26

CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,041.80	1.15%	$5.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	1.15%	$5.76

CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,042.80	0.90%	$4.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	0.90%	$4.51

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,050.00	1.50%	$7.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.36	1.50%	$7.50

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,052.40	1.25%	$6.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	1.25%	$6.26

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Global Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,053.70	1.50%	$7.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.36	1.50%	$7.50

CRM Global Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,054.30	1.25%	$6.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	1.25%	$6.26

CRM International Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,080.80	1.50%	$7.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.36	1.50%	$7.50

CRM International Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,082.20	1.25%	$6.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	1.25%	$6.26

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

CRM Funds

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

June 30, 2015

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	27.0%
Industrials	25.0
Consumer Discretionary	16.3
Health Care	9.9
Information Technology	7.7
Utilities	4.7
Energy	3.8
Materials	1.6
Short-Term Investments	4.0

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	21.5%
Consumer Discretionary	17.1
Information Technology	16.9
Industrials	10.5
Health Care	9.7
Materials	8.2
Energy	5.3
Utilities	3.7
Consumer Staples	2.2
Short-Term Investments	4.9

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	22.6%
Industrials	16.4
Consumer Discretionary	14.7
Information Technology	11.0
Health Care	10.3
Utilities	7.7
Energy	7.1
Materials	3.7
Consumer Staples	3.5
Short-Term Investments	3.0

100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Financials	25.4%
Consumer Discretionary	12.9
Industrials	12.5
Information Technology	12.3
Health Care	11.4
Energy	11.0
Consumer Staples	6.5
Utilities	3.0
Materials	2.3
Short-Term Investments	2.7

100.0%

CRM Funds

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Continued)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Information Technology	18.9%
Financials	17.0
Health Care	15.2
Industrials	13.3
Consumer Discretionary	10.4
Energy	7.2
Consumer Staples	6.4
Utilities	5.9
Materials	3.4
Short-Term Investments	2.3

100.0%

CRM Global Opportunity Fund - Sector Allocation
Common Stock
Financials	22.3%
Information Technology	18.2
Consumer Discretionary	17.8
Health Care	12.6
Industrials	12.0
Consumer Staples	6.9
Materials	4.6
Energy	4.5
Short-Term Investments	1.1

100.0%

CRM Global Opportunity Fund - Country Allocation
Common Stock
United States	52.7%
United Kingdom	9.5
Japan	8.9
Ireland	7.2
Switzerland	5.2
Germany	3.5
Spain	2.7
Mexico	2.6
South Korea	2.4
Peru	1.6
Sweden	1.5
Turkey	1.1
Short-Term Investments	1.1

100.0%

CRM Funds

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM International Opportunity Fund - Sector Allocation
Common Stock
Financials	25.4%
Consumer Discretionary	18.9
Consumer Staples	13.2
Health Care	11.3
Information Technology	9.3
Industrials	8.2
Materials	4.8
Telecommunication Services	3.6
Preferred Stock
Industrials	0.0
Short-Term Investments	5.3

100.0%

CRM International Opportunity Fund - Country Allocation
Common Stock
United Kingdom	17.7%
Japan	16.2
Germany	10.4
Ireland	5.7
Sweden	4.6
France	4.0
Philippines	3.8
Switzerland	3.6
Netherlands	3.5
Peru	3.3
Finland	3.1
Mexico	2.4
Luxembourg	2.4
South Korea	2.4
Spain	2.4
Turkey	2.0
Norway	1.7
Chile	1.5
Canada	1.5
Denmark	1.4
Italy	1.1
Preferred Stock
United Kingdom	0.0
Short-Term Investments	5.3

100.0%

Portfolio holdings are subject to change at any time.

CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2015

Shares		Value
Common Stock — 96.8%
Consumer Discretionary — 16.4%
Consumer Durables & Apparel — 1.4%
142,100	Brunswick Corp.	$7,227,206

Consumer Services — 10.3%
62,605	Churchill Downs, Inc.	7,828,755
421,950	Denny’s Corp.[1]	4,898,840
474,750	Krispy Kreme Doughnuts, Inc.[1]	9,143,685
94,100	Red Robin Gourmet Burgers, Inc.[1]	8,075,662
1,037,455	Regis Corp.	16,350,291
68,200	Vail Resorts, Inc.	7,447,440

		53,744,673

Media — 0.8%
231,400	New Media Investment Group, Inc.	4,149,002

Retailing — 3.9%
116,164	Children’s Place Retail Stores, Inc. (The)	7,598,287
473,300	TravelCenters of America LLC[1,2]	7,028,505
151,200	Vitamin Shoppe, Inc.[1]	5,635,224

		20,262,016

Total Consumer Discretionary		85,382,897

Energy — 3.9%
363,250	Bonanza Creek Energy, Inc.[1]	6,629,312
505,950	C&J Energy Services Ltd.[1,3]	6,678,540
182,400	Oil States International, Inc.[1]	6,790,752

Total Energy		20,098,604

Financials — 27.2%
Banks — 13.5%
143,283	Bank of Hawaii Corp.	9,554,110
340,396	Central Pacific Financial Corp.	8,084,405
514,000	First Horizon National Corp.	8,054,380
473,350	First Midwest Bancorp, Inc.	8,979,450
338,675	Hancock Holding Co.	10,807,119
671,715	Investors Bancorp, Inc.	8,262,095
323,550	MB Financial, Inc.	11,143,062
365,800	Sterling Bancorp/DE	5,377,260

		70,261,881

Diversified Financials — 5.2%
173,400	MOELIS & Co.	4,978,314
602,084	OM Asset Management PLC[4]	10,711,074
195,900	Stifel Financial Corp.[1]	11,311,266

		27,000,654

Insurance — 1.5%
302,850	James River Group Holdings Ltd.	7,834,729

Real Estate — 7.0%
248,250	Education Realty Trust, Inc.	7,785,120
300,659	Geo Group, Inc. (The)	10,270,511
444,550	Kennedy-Wilson Holdings, Inc.	10,931,485

Shares		Value
Financials — (continued)
Real Estate — (continued)
357,600	Urban Edge Properties	$7,434,504

		36,421,620

Total Financials		141,518,884

Health Care — 10.0%
Health Care Equipment & Services — 8.2%
252,325	CONMED Corp.	14,702,978
59,283	Integra LifeSciences Holdings Corp.[1]	3,993,895
284,700	Premier, Inc. — Class A1	10,949,562
198,250	STERIS Corp.[3]	12,775,230

		42,421,665

Pharmaceuticals & Biotechnology — 1.8%
318,800	Catalent, Inc.[1]	9,350,404

Total Health Care		51,772,069

Industrials — 25.2%
Capital Goods — 13.8%
39,830	Acuity Brands, Inc.	7,168,603
240,971	Barnes Group, Inc.	9,395,459
404,200	Builders FirstSource, Inc.[1]	5,189,928
108,050	EnPro Industries, Inc.	6,182,621
217,950	John Bean Technologies Corp.	8,192,741
185,800	KLX, Inc.[1]	8,199,354
957,350	Mueller Water Products, Inc.	8,711,885
239,290	NN, Inc.	6,106,681
105,596	RBC Bearings, Inc.[1]	7,577,569
64,400	Standex International Corp.	5,147,492

		71,872,333

Commercial & Professional Services — 11.4%
333,200	FTI Consulting, Inc.[1]	13,741,168
350,600	Interface, Inc.	8,782,530
412,900	Kforce, Inc.	9,443,023
328,370	Korn/Ferry International	11,417,425
198,775	Mobile Mini, Inc.	8,356,501
385,970	Steelcase, Inc.	7,298,693

		59,039,340

Total Industrials		130,911,673

Information Technology — 7.7%
Semiconductors & Semiconductor Equipment — 2.4%
769,118	Atmel Corp.	7,579,658
209,700	Inphi Corp.[1]	4,793,742

		12,373,400

Software & Services — 3.1%
472,564	Amber Road, Inc.[1]	3,317,399
762,845	Brightcove, Inc.[1]	5,233,117
83,563	Fair Isaac Corp.	7,585,849

		16,136,365

Technology Hardware & Equipment — 2.2%
382,790	Ciena Corp.[1]	9,064,467

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Shares		Value
Information Technology — (continued)
Technology Hardware & Equipment — (continued)
1,471,399	Quantum Corp.[1]	$2,471,951

		11,536,418

Total Information Technology		40,046,183

Materials — 1.7%
472,396	Headwaters, Inc.[1]	8,607,055

Utilities — 4.7%
168,000	Laclede Group, Inc. (The)	8,746,080
163,700	NorthWestern Corp.	7,980,375
146,850	Southwest Gas Corp.	7,813,889

Total Utilities		24,540,344

Total Common Stock (Cost $412,215,591)		502,877,709

Short-Term Investments — 4.0%
10,491,181	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.08%[5]	10,491,181
10,185,414	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.09%[5]	10,185,414

Total Short-Term Investments (Cost $20,676,595)		20,676,595

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.8% (Cost $432,892,186)		523,554,304

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 2.7%
Repurchase Agreements — 2.7%
$3,315,964	With Barclays Capital, Inc.: at 0.12%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $3,315,975 (collateralized by U.S. Treasury Securities, par values ranging from $0 - $660,926, coupon rates ranging from 0.00% - 7.63%, 08/15/15 - 02/15/45; total market value $3,382,285)	$3,315,964

Principal		Value
Repurchase Agreements — (continued)
$3,315,964	With Credit Agricole: at 0.10%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $3,315,973 (collateralized by U.S. Treasury Securities, par values ranging from $2 - $763,454, coupon rates ranging from 0.00% - 9.88%, 07/23/15 - 08/15/44; total market value $3,382,284)	$3,315,964
3,315,964	With Merrill Lynch: at 0.11%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $3,315,974 (collateralized by U.S. Treasury Securities, par values ranging from $392,484 - $2,392,867, coupon rates ranging from 3.13% - 4.38%, 02/15/38 - 02/15/42; total market value $3,382,284)	3,315,964
3,315,964	With Royal Bank of Scotland PLC: at 0.11%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $3,315,974 (collateralized by U.S. Treasury Securities, par values ranging from $131,533 - $368,440, coupon rates ranging from 1.00% - 3.63%, 09/30/15 - 02/15/44; total market value $3,382,292).[4]	3,315,964
698,066	With SG Americas Securities LLC: at 0.14%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $698,069 (collateralized by U.S. Treasury Securities, par values ranging from $0 - $129,491, coupon rates ranging from 0.38% - 10.63%, 08/15/15 - 11/15/44; total market value $712,028).[2]	698,066

Total Repurchase Agreements		13,961,922

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $13,961,922)		13,961,922

Total Investments — 103.5% (Cost $446,854,108)		537,516,226	[6]
Liabilities in Excess of Other Assets — (3.5%)		(18,156,930)

Total Net Assets — 100.0%		$519,359,296

See accompanying notes.		CRM Funds
29

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2015

A summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$502,877,709	$502,877,709	—	—
Short-Term Investments	20,676,595	20,676,595	—	—
Short-Term Investments Held as Collateral for Loaned Securities	13,961,922	—	$13,961,922	—

Total	$537,516,226	$523,554,304	$13,961,922	—

[1]	Non-income producing security.
[2]	LLC — Limited Liability Company.
[3]	Security partially or fully on loan.
[4]	PLC — Public Limited Company.
[5]	Rate represents an annualized yield at date of measurement.
[6]	At June 30, 2015, the market value of securities on loan for the CRM Small Cap Value Fund was $13,647,514. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
30

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2015

Shares		Value
Common Stock — 95.2%
Consumer Discretionary — 17.1%
Automobiles & Components — 2.1%
179,700	Visteon Corp.[1]	$18,864,906

Consumer Durables & Apparel — 5.9%
280,150	Leggett & Platt, Inc.	13,637,702
166,720	PVH Corp.	19,206,144
473,078	Steven Madden Ltd.[1]	20,238,277

		53,082,123

Consumer Services — 5.4%
759,900	Bloomin’ Brands, Inc.	16,223,865
335,514	Restaurant Brands International, Inc.[2]	12,819,990
175,169	Vail Resorts, Inc.	19,128,455

		48,172,310

Media — 2.4%
931,672	Time, Inc.	21,437,772

Retailing — 1.3%
291,300	CST Brands, Inc.	11,378,178

Total Consumer Discretionary		152,935,289

Consumer Staples — 2.2%
239,750	TreeHouse Foods, Inc.[1]	19,426,943

Energy — 5.4%
430,700	Delek US Holdings, Inc.	15,858,374
293,950	Energen Corp.	20,076,785
322,100	Oil States International, Inc.[1]	11,991,783

Total Energy		47,926,942

Financials — 21.5%
Banks — 9.6%
996,210	First Horizon National Corp.	15,610,611
554,010	Hancock Holding Co.	17,678,459
911,494	KeyCorp.	13,690,640
598,050	Synovus Financial Corp.	18,431,901
1,126,670	Umpqua Holdings Corp.	20,268,793

		85,680,404

Diversified Financials — 3.4%
452,132	E*trade Financial Corp.[1]	13,541,353
290,650	Stifel Financial Corp.[1]	16,782,131

		30,323,484

Insurance — 3.0%
205,729	American Financial Group, Inc.	13,380,614
234,500	Torchmark Corp.	13,652,590

		27,033,204

Real Estate — 5.5%
317,500	American Campus Communities, Inc.	11,966,575
368,900	GEO Group, Inc. (The)	12,601,624
445,549	Outfront Media, Inc.	11,245,657

Shares		Value
Financials — (continued)
Real Estate — (continued)
657,400	Urban Edge Properties	$13,667,346

		49,481,202

Total Financials		192,518,294

Health Care — 9.7%
Health Care Equipment & Services — 5.5%
283,250	Alere, Inc.[1]	14,941,437
102,452	Cooper Companies, Inc. (The)	18,233,383
249,700	STERIS Corp.[2]	16,090,668

		49,265,488

Pharmaceuticals, Biotechnology & Life Sciences — 4.2%
158,899	Bio-Techne Corp.	15,646,785
894,550	QIAGEN N.V.[1]	22,175,894

		37,822,679

Total Health Care		87,088,167

Industrials — 10.5%
Capital Goods — 9.0%
230,650	Allegion PLC[3]	13,871,291
428,270	ITT Corp.	17,918,817
118,625	Snap-On, Inc.	18,891,031
396,652	Timken Co. (The)	14,505,563
223,687	WESCO International, Inc.[1,2]	15,353,876

		80,540,578

Transportation — 1.5%
175,750	Kirby Corp.[1]	13,472,995

Total Industrials		94,013,573

Information Technology — 16.9%
Semiconductors & Semiconductor Equipment — 1.4%
1,298,350	Atmel Corp.	12,795,239

Software & Services — 12.0%
283,260	Broadridge Financial Solutions, Inc.	14,165,833
1,171,377	Nuance Communications, Inc.[1,2]	20,510,811
668,890	PTC, Inc.[1]	27,437,868
433,300	Vantiv, Inc.[1]	16,547,727
467,959	Verint Systems, Inc.[1]	28,426,169

		107,088,408

Technology Hardware & Equipment — 3.5%
277,550	Belden, Inc.	22,545,387
301,750	NCR Corp.[1]	9,082,675

		31,628,062

Total Information Technology		151,511,709

Materials — 8.2%
357,890	Axiall Corp.	12,901,934
176,750	Eagle Materials, Inc.	13,491,328
198,470	FMC Corp.	10,429,599

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Shares		Value
Materials — (continued)
650,290	Huntsman Corp.	$14,351,900
463,020	RPM International, Inc.	22,674,089

Total Materials		73,848,850

Utilities — 3.7%
391,202	American Water Works Co., Inc.	19,024,153
309,528	UIL Holdings Corp.	14,182,573

Total Utilities		33,206,726

Total Common Stock (Cost $733,579,869)		852,476,493

Short-Term Investments — 4.8%
24,863,289	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.08%[4]	24,863,289
18,758,648	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.09%[4]	18,758,648

Total Short-Term Investments (Cost $43,621,937)		43,621,937

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.0% (Cost $777,201,806)		896,098,430

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 0.9%
Repurchase Agreements — 0.9%
$1,850,233	With Barclays Capital, Inc.: at 0.12%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $1,850,239 (collateralized by U.S. Treasury Securities, par values ranging from $0 - $368,782, coupon rates ranging from 0% - 7.63%, 08/15/15 - 02/15/45; total market value $1,887,238)	$1,850,233
1,850,233	With Credit Agricole: at 0.10%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $1,850,238 (collateralized by U.S. Treasury Securities, par values ranging from $1 - $425,990, coupon rates ranging from 0% - 9.88%, 07/23/15 - 08/15/44; total market value $1,887,238)	1,850,233

Principal		Value
Repurchase Agreements — (continued)
$1,850,233	With Merrill Lynch: at 0.11%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $1,850,239 (collateralized by U.S. Treasury Securities, par values ranging from $218,997 - $1,335,166, coupon rates ranging from 3.13% - 4.38%, 02/15/38 - 02/15/42; total market value $1,887,238)	$1,850,233
1,850,233	With Royal Bank of Scotland PLC: at 0.11%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $1,850,239 (collateralized by U.S. Treasury Securities, par values ranging from $73,393 - $205,581, coupon rates ranging from 1.00% - 3.63%, 09/30/15 - 02/15/44; total market value $1,887,242)[3]	1,850,233
389,499	With SG Americas Securities LLC: at 0.14%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $389,501 (collateralized by U.S. Treasury Securities, par values ranging from $0 - $72,252, coupon rates ranging from 0.38% - 10.63%, 08/15/15 - 11/15/44; total market value $397,289)[5]	389,499

Total Repurchase Agreements		7,790,431

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $7,790,431)		7,790,431

Total Investments — 100.9% (Cost $784,992,237)		903,888,861	[6]

Liabilities in Excess of Other Assets — (0.9%)		(8,311,298)

Total Net Assets — 100.0%		$895,577,563

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2015

A summary of inputs used to value the Fund’s investments as of June 30, 2015, is as follows:

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$852,476,493	$852,476,493	—	—
Short-Term Investments	43,621,937	43,621,937	—	—
Short-Term Investments Held as Collateral for Loaned Securities	7,790,431	—	$7,790,431	—

Total	$903,888,861	$896,098,430	$7,790,431	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	LLC — Limited Liability Company.
[6]	At June 30, 2015, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $7,613,190. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2015

Shares		Value
Common Stock — 97.0%
Consumer Discretionary — 14.7%
Consumer Durables & Apparel — 5.8%
95,836	Mohawk Industries, Inc.[1]	$18,295,092
473,501	Newell Rubbermaid, Inc.	19,465,626
275,347	PVH Corp.	31,719,975

		69,480,693

Consumer Services — 6.3%
1,085,500	Aramark	33,617,935
1,132,800	Bloomin’ Brands, Inc.	24,185,280
715,500	Houghton Mifflin Harcourt Co.[1]	18,030,600

		75,833,815

Retailing — 2.6%
388,560	Dollar Tree, Inc.[1]	30,692,354

Total Consumer Discretionary		176,006,862

Consumer Staples — 3.5%
Consumer Staples — 3.5%
323,300	ConAgra Foods, Inc.	14,134,676
255,275	J.M. Smucker Co. (The)	27,674,363

Total Consumer Staples		41,809,039

Energy — 7.1%
505,550	Continental Resources, Inc.[1,2]	21,430,264
291,950	Energen Corp.	19,940,185
252,270	EQT Corp.	20,519,642
1,028,500	Weatherford International PLC[1,3]	12,619,695
320,950	Whiting Petroleum Corp.[1]	10,783,920

Total Energy		85,293,706

Financials — 22.6%
Banks — 3.2%
922,525	KeyCorp.	13,856,325
570,135	SunTrust Banks, Inc.	24,527,208

		38,383,533

Diversified Financials — 8.6%
592,000	E*trade Financial Corp.[1]	17,730,400
414,350	Invesco Ltd.	15,533,981
359,281	NASDAQ OMX Group, Inc. (The)	17,536,506
318,710	Northern Trust Corp.	24,368,567
599,575	Voya Financial, Inc.	27,862,250

		103,031,704

Insurance — 4.6%
364,250	Assurant, Inc.	24,404,750
869,300	Unum Group[1]	31,077,475

		55,482,225

Real Estate — 6.2%
816,100	American Campus Communities, Inc.	30,758,809

Shares		Value
Financials — (continued)
Real Estate — (continued)
111,431	Equinix, Inc.	$28,303,474
587,938	Outfront Media, Inc.	14,839,555

		73,901,838

Total Financials		270,799,300

Health Care — 10.3%
Health Care Equipment & Services — 8.3%
210,300	C.R. Bard, Inc.	35,898,210
208,050	Cardinal Health, Inc.	17,403,383
287,977	St. Jude Medical, Inc.	21,042,479
391,275	STERIS Corp.	25,213,761

		99,557,833

Pharmaceuticals, Biotechnology & Life Sciences — 2.0%
494,800	Zoetis, Inc.	23,859,256

Total Health Care		123,417,089

Industrials — 16.4%
Capital Goods — 9.6%
336,800	Allegion PLC[3]	20,255,152
157,050	Hubbell, Inc. — Class B	17,005,374
471,300	KLX INC[1]	20,798,469
211,552	MSC Industrial Direct Co., Inc. — Class A	14,759,983
145,800	Pall Corp.	18,144,810
665,500	Xylem, Inc.	24,670,085

		115,633,873

Commercial & Professional Services — 6.8%
242,900	IHS, Inc. — Class A1	31,244,227
826,500	TransUnion[1]	20,745,150
756,000	Tyco International PLC[3]	29,090,880

		81,080,257

Total Industrials		196,714,130

Information Technology — 11.0%
Semiconductors & Semiconductor Equipment — 3.9%
192,200	Analog Devices, Inc.	12,336,357
1,751,600	Atmel Corp.	17,262,018
368,400	Microchip Technology, Inc.[2]	17,471,370

		47,069,745

Software & Services — 6.1%
627,300	Computer Sciences Corp.	41,175,972
765,583	PTC, Inc.[1]	31,404,215

		72,580,187

Technology Hardware & Equipment — 1.0%
405,540	NCR Corp.[1]	12,206,754

Total Information Technology		131,856,686

Materials — 3.7%
310,900	Axiall Corp.	11,207,945

See accompanying notes.		CRM Funds
34

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Shares		Value
Materials — (continued)
245,425	FMC Corp.	$12,897,084
243,000	Vulcan Materials Co.	20,394,990

Total Materials		44,500,019

Utilities — 7.7%
617,393	American Water Works Co., Inc.	30,023,822
351,100	Laclede Group, Inc. (The)	18,278,266
962,589	NiSource, Inc.	43,884,432

Total Utilities		92,186,520

Total Common Stock (Cost $968,404,643)		1,162,583,351

Short-Term Investments — 3.0%
17,798,183	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.08%[4]	17,798,183
17,824,926	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.09%[4]	17,824,926

Total Short-Term Investments (Cost $35,623,109)		35,623,109

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.0% (Cost $1,004,027,752)		$1,198,206,460

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 1.1%
Repurchase Agreements — 1.1%
$3,022,656	With Barclays Capital, Inc.: at 0.12%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $3,022,666 (collateralized by U.S. Treasury Securities, par values ranging from $0 - $602,465, coupon rates ranging from 0% - 7.63%, 08/15/15 - 02/15/45; total market value $3,083,110)	$3,022,656
3,022,656	With Credit Agricole: at 0.10%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $3,022,664 (collateralized by U.S. Treasury Securities, par values ranging from $2 - $695,924, coupon rates ranging from 0% - 9.88%, 07/23/15 - 08/15/44; total market value $3,083,109)	3,022,656

Principal		Value
Repurchase Agreements — (continued)
$3,022,656	With Merrill Lynch: at 0.11%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $3,022,665 (collateralized by U.S. Treasury Securities, par values ranging from $357,767 - $2,181,210, coupon rates ranging from 3.13% - 4.38%, 02/15/38 - 02/15/42; total market value $3,083,109)	$3,022,656
3,022,656	With Royal Bank of Scotland PLC: at 0.11%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $3,022,665 (collateralized by U.S. Treasury Securities, par values ranging from $119,899 - $335,851, coupon rates ranging from 1.00% - 3.63%, 09/30/15 - 02/15/44; total market value $3,083,117)[3]	3,022,656
636,317	With SG Americas Securities LLC: at 0.14%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $636,319 (collateralized by U.S. Treasury Securities, par values ranging from $0 - $118,037, coupon rates ranging from 0.38% - 10.63%, 08/15/15 - 11/15/44; total market value $649,044)[5]	636,317

Total Repurchase Agreements		12,726,941

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $12,726,941)		12,726,941

Total Investments — 101.1% (Cost $1,016,754,693)		1,210,933,401	[6]
Liabilities in Excess of Other Assets — (1.1%)		(13,182,634)

Total Net Assets — 100.0%		$1,197,750,767

See accompanying notes.	CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2015

A summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$1,162,583,351	$1,162,583,351	—	—
Short-Term Investments	35,623,109	35,623,109	—	—
Short-Term Investments Held as Collateral for Loaned Securities	12,726,941	—	$12,726,941	—

Total	$1,210,933,401	$1,198,206,460	$12,726,941	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	LLC — Limited Liability Company.
[6]	At June 30, 2015, the market value of securities on loan for the CRM Mid Cap Value Fund was $12,411,436. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2015

Shares		Value
Common Stock — 97.6%
Consumer Discretionary — 12.9%
Consumer Durables & Apparel — 4.9%
3,700	Mohawk Industries, Inc.[1]	$706,330
8,175	PVH Corp.	941,760

		1,648,090

Media — 2.8%
8,400	CBS Corp. — Class B	466,200
2,850	Charter Communications, Inc. — Class A1	488,063

		954,263

Retailing — 5.2%
12,450	Dollar Tree, Inc.[1]	983,425
11,169	Lowe’s Cos., Inc.	747,988

		1,731,413

Total Consumer Discretionary		4,333,766

Consumer Staples — 6.5%
Food & Drug Retailing — 1.6%
6,450	Walgreens Boots Alliance, Inc.	544,638

Food, Beverage & Tobacco — 2.0%
16,250	Mondelez International, Inc. — Class A	668,525

Household & Personal Products — 2.9%
12,650	Procter & Gamble Co. (The)	989,736

Total Consumer Staples		2,202,899

Energy — 11.0%
12,400	Anadarko Petroleum Corp.	967,944
15,100	Halliburton Co.	650,357
12,330	Occidental Petroleum Corp.	958,904
51,800	Weatherford International PLC[1,2]	635,586
14,450	Whiting Petroleum Corp.[1]	485,520

Total Energy		3,698,311

Financials — 25.5%
Banks — 12.4%
71,812	Bank of America Corp.	1,222,240
16,050	Citigroup, Inc.	886,602
24,000	SunTrust Banks, Inc.	1,032,480
18,300	Wells Fargo & Co.	1,029,192

		4,170,514

Diversified Financials — 4.9%
15,950	Charles Schwab Corp. (The)	520,768
24,500	Voya Financial, Inc.	1,138,515

		1,659,283

Insurance — 5.9%
14,350	American International Group, Inc.	887,117
19,400	MetLife, Inc.	1,086,206

		1,973,323

Shares		Value
Financials — (continued)
Real Estate — 2.3%
2,984	Equinix, Inc.	$757,936

Total Financials		8,561,056

Health Care — 11.5%
Health Care Equipment & Services — 2.7%
12,150	St. Jude Medical, Inc.	887,801

Pharmaceuticals, Biotechnology & Life Sciences — 8.8%
3,350	Allergan RGAN PLC[1,2]	1,016,591
4,700	Novartis AG, ADR	462,198
28,300	Pfizer, Inc.	948,899
11,250	Zoetis, Inc.	542,475

		2,970,163

Total Health Care		3,857,964

Industrials — 12.6%
Capital Goods — 8.8%
8,200	Danaher Corp.	701,838
7,950	Honeywell International, Inc.	810,662
2,700	Precision Castparts Corp.	539,649
8,150	United Technologies Corp.	904,079

		2,956,228

Commercial & Professional Services — 1.8%
15,700	Tyco International PLC[2]	604,136

Transportation — 2.0%
6,950	Union Pacific Corp.	662,821

Total Industrials		4,223,185

Information Technology — 12.3%
Semiconductors & Semiconductor Equipment — 5.9%
26,400	Applied Materials, Inc.	507,408
17,600	Broadcom Corp.	906,224
5,950	NXP Semiconductors NV1	584,290

		1,997,922

Software & Services — 4.5%
1,275	Google, Inc. — Class A1	688,551
12,200	Visa, Inc. — Class A	819,230

		1,507,781

Technology Hardware & Equipment — 1.9%
9,800	TE Connectivity Ltd.	630,140

Total Information Technology		4,135,843

Materials — 2.3%
5,700	Air Products & Chemicals, Inc.	779,931

Utilities — 3.0%
22,405	NiSource, Inc.	1,021,444

Total Common Stock (Cost $29,915,394)		32,814,399

See accompanying notes.	CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2015

Shares		Value
Short-Term Investments — 2.7%
448,795	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.08%[3]	$448,795
458,773	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.09%[3]	458,773

Total Short-Term Investments (Cost $907,568)		907,568

Total Investments — 100.3% (Cost $30,822,962)		33,721,967
Liabilities in Excess of Other Assets — (0.3%)		(106,016)

Total Net Assets — 100.0%		$33,615,951

A summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities
Common Stock	$32,814,399	$32,814,399	—	—
Short-Term Investments	907,568	907,568	—	—

Total	$33,721,967	$33,721,967	—	—

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
38

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2015

Shares		Value
Common Stock — 97.7%
Consumer Discretionary — 10.4%
Consumer Durables & Apparel — 2.5%
6,450	PVH Corp.	$743,040

Consumer Services — 4.0%
22,400	Aramark	693,728
5,600	Red Robin Gourmet Burgers, Inc.[1]	480,592

		1,174,320

Media — 1.5%
7,800	CBS Corp. — Class B	432,900

Retailing — 2.4%
9,200	Dollar Tree, Inc.[1]	726,708

Total Consumer Discretionary		3,076,968

Consumer Staples — 6.4%
Food & Staples Retailing — 1.8%
6,500	Walgreens Boots Alliance, Inc.	548,860

Food, Beverage & Tobacco — 3.1%
5,050	Kraft Foods Group, Inc.	429,957
11,600	Mondelez International, Inc. — Class A	477,224

		907,181

Household & Personal Products — 1.5%
5,700	Procter & Gamble Co. (The)	445,968

Total Consumer Staples		1,902,009

Energy — 7.2%
5,400	Anadarko Petroleum Corp.	421,524
9,900	Continental Resources, Inc.[1,2]	419,661
8,400	Halliburton Co.	361,788
7,950	Occidental Petroleum Corp.	618,271
25,300	Weatherford International PLC[1,3]	310,431

Total Energy		2,131,675

Financials — 17.0%
Banks — 6.4%
49,100	Bank of America Corp.	835,682
29,500	First Horizon National Corp.	462,265
14,000	SunTrust Banks, Inc.	602,280

		1,900,227

Diversified Financials — 2.8%
13,800	Charles Schwab Corp. (The)	450,570
5,100	Northern Trust Corp.	389,946

		840,516

Insurance — 5.8%
11,550	American International Group, Inc.	714,021
7,850	Assurant, Inc.	525,950
8,500	MetLife, Inc.	475,915

		1,715,886

Shares		Value
Financials — (continued)
Real Estate — 2.0%
24,475	Kennedy-Wilson Holdings, Inc.	$601,840

Total Financials		5,058,469

Health Care — 15.2%
Health Care Equipment & Services — 6.2%
3,600	C.R. Bard, Inc.	614,520
11,400	CONMED Corp.	664,278
8,600	STERIS Corp.[2]	554,184

		1,832,982

Pharmaceuticals, Biotechnology & Life Sciences — 9.0%
18,500	Catalent, Inc.[1]	542,605
5,750	Novartis AG, ADR	565,455
2,300	Perrigo Co. PLC[3]	425,109
21,200	Pfizer, Inc.	710,836
9,188	Zoetis, Inc.	443,045

		2,687,050

Total Health Care		4,520,032

Industrials — 13.3%
Capital Goods — 8.5%
6,800	Danaher Corp.	582,012
7,200	Honeywell International, Inc.	734,184
60,400	Mueller Water Products, Inc. — Class A	549,640
5,900	United Technologies Corp.	654,487

		2,520,323

Commercial & Professional Services — 4.8%
2,500	IHS, Inc.— Class A1	321,575
19,800	Interface, Inc.	495,990
15,800	Tyco International PLC[3]	607,984

		1,425,549

Total Industrials		3,945,872

Information Technology — 18.9%
Semiconductors & Semiconductor Equipment — 4.4%
23,100	Applied Materials, Inc.	443,982
44,150	Atmel Corp.	435,098
8,400	Broadcom Corp. — Class A	432,516

		1,311,596

Software & Services — 14.5%
8,550	Broadridge Financial Solutions, Inc.	427,586
14,500	Computer Sciences Corp.	951,780
1,370	Google, Inc. — Class A1	739,855
22,050	PTC, Inc.[1]	904,491
11,200	Verint Systems, Inc.[1]	680,344
8,900	Visa, Inc. — Class A	597,635

		4,301,691

Total Information Technology		5,613,287

See accompanying notes.		CRM Funds
39

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Shares		Value
Materials — 3.4%
5,200	Air Products & Chemicals, Inc.	$711,517
5,900	FMC Corp.	310,045

Total Materials		1,021,562

Utilities — 5.9%
13,400	American Water Works Co., Inc.	651,642
23,800	NiSource, Inc.	1,085,042

Total Utilities		1,736,684

Total Common Stock (Cost $25,025,439)		29,006,558

Short-Term Investments — 2.3%
305,472	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.08%[4]	305,472
378,730	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.09%[4]	378,730

Total Short-Term Investments (Cost $684,202)		684,202

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.0% (Cost $25,709,641)		$29,690,760

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 2.0%
Repurchase Agreements — 2.0%
$589,559	With Royal Bank of Scotland PLC: at 0.11%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $589,561 (collateralized by U.S. Treasury Securities, par values ranging from $23,386 - $65,507, coupon rates ranging from 1.00% - 3.63%, 09/30/15 - 02/15/44; total market value $601,352)[3]
Total Repurchase Agreements		589,559

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $589,559)		589,559

Total Investments — 102.0% (Cost $26,299,200)		30,280,319	[5]
Liabilities in Excess of Other Assets — (2.0%)		(597,727)

Total Net Assets — 100.0%		$29,682,592

See accompanying notes.		CRM Funds
40

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2015

A summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities
Common Stock	$29,006,558	$29,006,558	—	—
Short-Term Investments	684,202	684,202	—	—
Short-Term Investments Held as Collateral for Loaned Securities	589,559	—	$589,559	—

Total	$30,280,319	$29,690,760	$589,559	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2015, the market value of securities on loan for the CRM All Cap Value Fund was $575,989. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
41

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2015

Shares		Value
Common Stock — 97.5%
Germany — 3.5%
490	Krones AG	$51,219
350	Linde AG	66,295

Total Germany		117,514

Ireland — 7.1%
295	Allergan RGAN PLC[1,2]	89,521
17,100	C&C Group PLC[1]	67,029
250	Perrigo Co. PLC[1]	46,207
3,025	Weatherford International PLC[1,2]	37,117

Total Ireland		239,874

Japan — 8.8%
5,550	Hitachi Kokusai Electric, Inc.	84,439
13,900	Hitachi Ltd.	91,633
5,600	Isuzu Motors Ltd.	73,555
750	Secom Co. Ltd.	48,689

Total Japan		298,316

Mexico — 2.6%
49,100	Gentera SAB de CV3	87,313

Total Mexico		87,313

Peru — 1.6%
1,800	Intercorp Financial Services, Inc.	53,100

Total Peru		53,100

South Korea — 2.3%
650	Hyundai Motor Co.	79,251

Total South Korea		79,251

Spain — 2.6%
11,560	CaixaBank SA	53,561
3,000	Merlin Properties Socimi SA	36,657

Total Spain		90,218

Sweden — 1.5%
2,000	Svenska Cellulosa AB SCA	50,857

Total Sweden		50,857

Switzerland — 5.1%
675	Nestle SA	48,733
675	Novartis AG	66,379
1,525	Tyco International PLC[1]	58,682

Total Switzerland		173,794

Turkey — 1.0%
34,800	Emlak Konut Gayrimenkul Yatirim
	Ortakligi AS	35,837

Total Turkey		35,837

United Kingdom — 9.4%
5,375	Abcam PLC[1]	43,747
16,300	ITV PLC[1]	67,435
5,675	Kennedy Wilson Europe Real Estate
	PLC[1]	101,295

Shares		Value
United Kingdom — (continued)
1,575	Spectris PLC[1]	$52,216
3,900	St. Jame’s Place PLC[1]	55,518

Total United Kingdom		320,211

United States — 52.0%
650	Air Products & Chemicals, Inc.	88,940
950	American International Group, Inc.	58,729
3,200	Aramark	99,104
850	Assurant, Inc.	56,950
5,000	Atmel Corp.	49,275
900	CBS Corp. — Class B	49,950
1,550	Computer Sciences Corp.	101,742
950	Dollar Tree, Inc.[2]	75,040
950	Energen Corp.	64,885
850	Honeywell International, Inc.	86,675
1,550	NCR Corp.[2]	46,655
625	Occidental Petroleum Corp.	48,606
2,150	Pfizer, Inc.	72,090
2,175	PTC, Inc.[2]	89,218
775	PVH Corp.	89,280
750	Red Robin Gourmet Burgers, Inc.[2]	64,365
800	Steris Corp.[3]	51,552
1,600	SunTrust Banks, Inc.	68,832
3,100	TransUnion[2]	77,810
700	United Technologies Corp.	77,651
1,925	Unum Group[2]	68,819
1,575	Verint Systems, Inc.[2]	95,673
1,500	Voya Financial, Inc.	69,705
750	Walgreens Boots Alliance, Inc.	63,330
1,075	Zoetis, Inc.	51,836

Total United States		1,766,712

Total Common Stock (Cost $3,067,282)		3,312,997

Short-Term Investments — 1.0%
27,972	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.08%[4]	27,972
8,483	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.09%[4]	8,483

Total Short-Term Investments (Cost $36,455)		36,455

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 98.5% (Cost $3,103,737)		3,349,452

See accompanying notes.		CRM Funds
42

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2015

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 4.3%
Repurchase Agreements — 4.3%
$146,090	With Royal Bank of Scotland PLC: at 0.11%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $146,090 (collateralized by U.S. Treasury Securities, par values ranging from $5,795 - $16,232, coupon rates ranging from 1.00% - 3.63%, 03/31/16 - 02/15/44; total market value $149,012)[1]
Total Repurchase Agreements		146,090

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $146,090)		146,090

Total Investments — 102.8% (Cost $3,249,827)		3,495,542	[5]
Liabilities in Excess of Other Assets — (2.8%)		(96,792)

Total Net Assets — 100.0%		$3,398,750

A summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock
Germany	$117,514	$117,514	—	—
Ireland	239,874	239,874	—	—
Japan	298,316	298,316	—	—
Mexico	87,313	87,313	—	—
Peru	53,100	53,100	—	—
South Korea	79,251	79,251	—	—
Spain	90,218	90,218	—	—
Sweden	50,857	50,857	—	—
Switzerland	173,794	173,794		—
Turkey	35,837	35,837		—
United Kingdom	320,211	320,211		—
United States	1,766,712	1,766,712	—	—
Short-Term Investments	36,455	36,455	—	—
Short-Term Investments Held as Collateral for Loaned Securities	146,090	—	$146,090	—

Total	$3,495,542	$3,349,452	$146,090	—

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed not to have occurred at June 30, 2015 and therefore the Fund did not utilize the external pricing service model adjustments.

[1]	PLC — Public Limited Company.
[2]	Non-income producing security.
[3]	Security partially or fully on loan.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At June 30, 2015, the market value of securities on loan for the CRM Global Opportunity Fund was $139,427. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
43

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2015

Shares		Value
Common Stock — 94.8%
Canada — 1.5%
4,900	Gildan Activewear, Inc.	$162,876

Total Canada		162,876

Chile — 1.5%
15,016,100	Corpbanca SA	165,787

Total Chile		165,787

Denmark — 1.4%
4,493	Royal Unibrew A/S	153,618

Total Denmark		153,618

Finland — 3.1%
6,400	Elisa OYJ	202,849
3,050	Sampo OYJ	143,663

Total Finland		346,512

France — 4.0%
1,900	BioMerieux	202,205
7,350	Korian	244,268

Total France		446,473

Germany — 10.4%
8,700	Carl Zeiss Meditec AG1	221,821
11,450	Deutsche Telekom AG	197,220
1,695	Fresenius Medical Care AG & Co. KGAA	139,912
1,900	Krones AG	198,604
1,325	Linde AG	250,973
5,095	Talanx AG	156,432

Total Germany		1,164,962

Ireland — 5.7%
63,700	Beazley PLC[2]	296,060
57,725	C&C Group PLC[2]	226,272
4,225	CRH PLC[2]	119,263

Total Ireland		641,595

Italy — 1.1%
11,783	Ansaldo STS SpA	122,627

Total Italy		122,627

Japan — 16.2%
5,700	Bridgestone Corp.	210,865
1,600	Disco Corp.	132,435
21,000	Hitachi Kokusai Electric, Inc.	319,500
52,000	Hitachi, Ltd.	342,800
23,650	Isuzu Motors Ltd.	310,638
4,900	Kao Corp.	227,934
2,400	Secom Co. Ltd.	155,803
2,800	Tokio Marine Holdings, Inc.	116,544

Total Japan		1,816,519

Luxembourg — 2.4%
1,700	RTL Group SA	154,216

Shares		Value
Luxembourg — (continued)
34,500	Samsonite International SA	$119,280

Total Luxembourg		273,496

Mexico — 2.4%
154,193	Gentera SAB de CV1	274,197

Total Mexico		274,197

Netherlands — 3.5%
2,875	Koninklijke DSM N.V.	166,671
9,700	RELX NV	230,069

Total Netherlands		396,740

Norway — 1.7%
38,100	Europris ASA	190,003

Total Norway		190,003

Peru — 3.3%
1,175	Credicorp Ltd.	163,231
6,900	Intercorp Financial Services, Inc.	203,550

Total Peru		366,781

Philippines — 3.8%
55,943	Metropolitan Bank & Trust Co.	116,625
87,900	Robinsons Retail Holdings, Inc.	145,135
38,100	Universal Robina Corp.	163,926

Total Philippines		425,686

South Korea — 2.4%
2,200	Hyundai Motor Co.	268,233

Total South Korea		268,233

Spain — 2.4%
34,035	CaixaBank SA	157,695
9,000	MERLIN Properties SOCIMI SA	109,969

Total Spain		267,664

Sweden — 4.6%
9,100	Mekonomen AB	222,290
11,750	Svenska Celluilosa AB SCA	298,787

Total Sweden		521,077

Switzerland — 3.6%
3,600	Nestle SA	259,907
1,475	Novartis AG	145,378

Total Switzerland		405,285

Turkey — 2.0%
214,933	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	221,341

Total Turkey		221,341

United Kingdom — 17.8%
19,753	Abcam PLC[2]	160,770
11,150	Bunzl PLC[2]	304,486
33,160	Direct Line Insurance Group PLC[2]	174,962

See accompanying notes.		CRM Funds
44

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Shares		Value
United Kingdom — (continued)
60,875	ITV PLC[2]	$251,845
19,394	Kennedy Wilson Europe Real Estate PLC[2]	346,169
10,350	Rolls-Royce Holdings PLC[2]	141,482
9,200	Smith & Nephew PLC[2]	155,251
7,400	Spectris PLC[2]	245,333
14,700	St James’s Place PLC[2]	209,261

Total United Kingdom		1,989,559

Total Common Stock (Cost $10,153,994)		10,621,031

Preferred Stock — 0.0%
United Kingdom — 0.0%
2,185,500	Rolls-Royce Holdings PLC[2]
Total Preferred Stock (Cost $3,287)		3,434

Short-Term Investments — 5.3%
278,602	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.08%[3]	278,602
317,275	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.09%[3]	317,275

Total Short-Term Investments (Cost $595,877)		595,877

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.1% (Cost $10,753,158)		11,220,342

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 3.5%
Repurchase Agreements — 3.5%
$394,298	With Royal Bank of Scotland PLC: at 0.11%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $394,299 (collateralized by U.S. Treasury Securities, par values ranging from $15,640 - $43,811, coupon rates ranging from 1.00% - 3.63%, 09/30/15 - 02/15/44; total market value $402,185)[2]
Total Repurchase Agreements		$394,298

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $394,298)		394,298

Total Investments — 103.6% (Cost $11,147,456)		11,614,640	[4]
Liabilities in Excess of Other Assets — (3.6%)		(405,250)

Total Net Assets — 100.0%		$11,209,390

See accompanying notes.		CRM Funds
45

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

A summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock
Canada	$162,876	$162,876	—	—
Chile	165,787	165,787	—	—
Denmark	153,618	153,618	—	—
Finland	346,512	346,512	—	—
France	446,473	446,473	—	—
Germany	1,164,962	1,164,962	—	—
Ireland	641,595	641,595	—	—
Italy	122,627	122,627	—	—
Japan	1,816,519	1,816,519	—	—
Luxembourg	273,496	273,496	—	—
Mexico	274,197	274,197	—	—
Netherlands	396,740	396,740	—	—
Norway	190,003	190,003	—	—
Peru	366,781	366,781	—	—
Philippines	425,686	425,686	—	—
South Korea	268,233	268,233	—	—
Spain	267,664	267,664	—	—
Sweden	521,077	521,077	—	—
Switzerland	405,285	405,285	—	—
Turkey	221,341	221,341	—	—
United Kingdom	1,989,559	1,989,559	—	—
Preferred Stock	3,434	—	$3,434	—
Short-Term Investments	595,877	595,877	—	—
Short-Term Investments Held as Collateral for Loaned Securities	394,298	—	394,298	—

Total	$11,614,640	$11,216,908	$397,732	—

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed not to have occurred at June 30, 2015 and therefore the Fund did not utilize the external pricing service model adjustments.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2015

[1]	Security partially or fully on loan.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.
[4]	At June 30, 2015 the market value of securities on loan for the CRM International Opportunity Fund was $248,642. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2015

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$446,854,108	$784,992,237	$1,016,754,693	$30,822,962
Net unrealized appreciation	90,662,118	118,896,624	194,178,708	2,899,005

Total investments, at value[1]	537,516,226	903,888,861	1,210,933,401	33,721,967
Receivable for fund shares sold	45,738	827,892	422,622	—
Receivable for securities sold	2,968,233	6,056,366	2,993,249	—
Dividends and interest receivable	367,619	854,447	618,250	20,667
Other assets	15,359	40,540	99,017	1,405

Total assets	540,913,175	911,668,106	1,215,066,539	33,744,039

LIABILITIES:
Obligation to return securities lending collateral	13,961,922	7,790,431	12,726,941	—
Payable for fund shares redeemed	179,180	755,361	1,049,349	—
Payable for securities purchased	6,991,371	6,835,868	2,455,839	82,516
Accrued advisory fee	322,936	562,321	749,903	12,660
Audit and tax fees	15,672	15,671	15,671	15,671
Other accrued expenses	82,798	130,891	318,069	17,241

Total liabilities	21,553,879	16,090,543	17,315,772	128,088

NET ASSETS	$519,359,296	$895,577,563	$1,197,750,767	$33,615,951

COMPONENTS OF NET ASSETS
Paid-in-capital	$382,444,407	$695,248,591	$789,470,750	$26,949,603
Undistributed net investment income	1,105,061	—	1,080,068	22,945
Accumulated net realized gain on investments	45,147,710	81,432,348	213,021,241	3,744,398
Net unrealized appreciation of investments	90,662,118	118,896,624	194,178,708	2,899,005

NET ASSETS	$519,359,296	$895,577,563	$1,197,750,767	$33,615,951

NET ASSETS BY SHARE CLASS
Investor Shares	$74,037,225	$75,621,059	$461,579,400	$12,603,925
Institutional Shares	445,322,071	819,956,504	736,171,367	21,012,026

NET ASSETS	$519,359,296	$895,577,563	$1,197,750,767	$33,615,951

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	3,704,829	4,907,265	15,957,255	1,330,049
Institutional Shares	20,293,399	52,495,781	24,871,613	2,212,091
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$19.98	$15.41	$28.93	$9.48
Institutional Shares	$21.94	$15.62	$29.60	$9.50
[1] Includes securities loaned of:	$13,647,514	$7,613,190	$12,411,436	$—

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2015

	CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund
ASSETS:
Investments
Investments, at cost	$26,299,200	$3,249,827	$11,147,456
Net unrealized appreciation	3,981,119	245,715	467,184

Total investments, at value[1]	30,280,319	3,495,542	11,614,640
Currencies
Foreign currencies, at cost	—	657	4,171
Net unrealized appreciation	—	7	25

Total foreign currencies, at value	—	664	4,196
Receivable for fund shares sold	15,186	—	2,000
Receivable for securities sold	—	71,424	292,918
Receivable from Adviser	—	6,854	—
Dividends and interest receivable	31,168	2,064	39,966
Tax reclaim receivable	—	21,577	50,769
Other assets	4,060	5,717	5,967

Total assets	30,330,733	3,603,842	12,010,456

LIABILITIES:
Obligation to return securities lending collateral	589,559	146,090	394,298
Payable for fund shares redeemed	1,988	—	—
Payable for securities purchased	6,088	26,560	355,046
Accrued advisory fee	20,297	—	4,871
Audit and tax fees	15,672	21,032	21,032
Other accrued expenses	14,537	11,410	25,819

Total liabilities	648,141	205,092	801,066

NET ASSETS	$29,682,592	$3,398,750	$11,209,390

COMPONENTS OF NET ASSETS
Paid-in-capital	$20,301,758	$3,475,474	$10,032,020
Undistributed (distributions in excess of) net investment income	—	(1,674)	17,681
Accumulated net realized gain (loss) on investments	5,399,715	(317,637)	698,462
Net unrealized appreciation of investments and foreign currency	3,981,119	242,587	461,227

NET ASSETS	$29,682,592	$3,398,750	$11,209,390

NET ASSETS BY SHARE CLASS
Investor Shares	$23,366,874	$2,245,210	$7,725,838
Institutional Shares	6,315,718	1,153,540	3,483,552

NET ASSETS	$29,682,592	$3,398,750	$11,209,390

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	2,180,076	130,115	577,729
Institutional Shares	582,832	66,043	259,339
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$10.72	$17.26	$13.37
Institutional Shares	$10.84	$17.47	$13.43
[1] Includes securities loaned of:	$575,989	$139,427	$248,642

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
INVESTMENT INCOME
Dividends	$6,446,139	$15,032,938	$29,475,756	$490,453
Securities lending income	49,350	481,160	110,505	—
Foreign tax withheld	—	(8,021)	(104,094)	(2,894)

Total investment income	6,495,489	15,506,077	29,482,167	487,559

EXPENSES
Investment advisory fees	4,482,345	7,048,035	13,789,090	271,568
Administration and accounting fees	137,674	209,039	415,634	16,127
Custody fees	50,848	68,858	120,663	7,091
Transfer Agent fees	232,313	456,379	985,012	40,318
Shareholder reports	3,240	38,060	47,170	1,141
Shareholder services - Investor Shares	186,254	289,529	1,375,850	36,456
Trustee fees and expenses	49,557	75,517	163,377	3,018
Insurance fees	29,080	44,093	95,342	1,945
Registration fees	46,521	62,233	45,212	38,904
Audit and tax fees	37,100	37,100	37,100	37,100
Legal fees	8,353	14,584	22,994	235
Miscellaneous	59,495	87,029	194,724	5,554

Total expenses	5,322,780	8,430,456	17,292,168	459,457
Expenses waived/reimbursed	—	—	—	(97,120)

Net expenses	5,322,780	8,430,456	17,292,168	362,337

NET INVESTMENT INCOME	1,172,709	7,075,621	12,189,999	125,222

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain from:
Investments	117,197,382	129,694,556	428,776,208	7,873,720
Foreign currency transactions	—	10,890	—	—
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(87,886,266)	(109,137,920)	(349,120,384)	(5,048,197)

Net realized and unrealized gain on investments and foreign currency	29,311,116	20,567,526	79,655,824	2,825,523

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,483,825	$27,643,147	$91,845,823	$2,950,745

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

	CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund
INVESTMENT INCOME
Dividends	$558,422	$60,862	$289,885
Securities lending income	6,661	659	730
Foreign tax withheld	(4,463)	(3,045)	(24,406)

Total investment income	560,620	58,476	266,209

EXPENSES
Investment advisory fees	374,454	40,594	123,525
Administration and accounting fees	16,749	24,668	37,053
Custody fees	10,738	7,775	50,515
Transfer Agent fees	41,777	38,287	39,773
Shareholder reports	1,214	706	549
Shareholder services - Investor Shares	81,105	6,047	20,458
Trustee fees and expenses	3,567	351	1,294
Insurance fees	2,289	326	1,247
Registration fees	36,014	33,730	33,730
Audit and tax fees	37,100	34,100	34,100
Legal fees	380	—	—
Miscellaneous	5,709	2,307	3,175

Total expenses	611,096	188,891	345,419
Expenses waived/reimbursed	(37,288)	(126,465)	(153,773)

Net expenses	573,808	62,426	191,646

NET INVESTMENT INCOME (LOSS)	(13,188)	(3,950)	74,563

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	7,855,247	386,666	869,001
Foreign currency transactions	—	(5,520)	(56,837)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(6,503,318)	(409,140)	(1,479,877)

Net realized and unrealized gain (loss) on investments and foreign currency	1,351,929	(27,994)	(667,713)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,338,741	$(31,944)	$(593,150)

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF YEAR	$789,868,592	$738,186,133

OPERATIONS
Net investment income	1,172,709	3,915,064
Net realized gain from investments and foreign currency	117,197,382	94,188,786
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(87,886,266)	54,156,149

Net increase in net assets resulting from operations	30,483,825	152,259,999

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(227,967)	(201,453)
Net investment income - Institutional Shares	(2,594,356)	(2,463,608)
Net realized gains on investments - Investor Shares	(15,106,362)	(13,196,288)
Net realized gains on investments - Institutional Shares	(100,016,831)	(72,910,909)

Total distributions to shareholders	(117,945,516)	(88,772,258)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	4,476,796	3,602,741
Sale of shares - Institutional Shares	60,324,590	94,692,396
Reinvestment of distributions - Investor Shares	15,019,281	13,071,567
Reinvestment of distributions - Institutional Shares	99,243,526	72,370,193
Redemption of shares - Investor Shares	(16,961,453)	(46,637,413)
Redemption of shares - Institutional Shares	(345,150,345)	(148,904,766)

Net decrease from capital share transactions	(183,047,605)	(11,805,282)

Total increase (decrease) in net assets	(270,509,296)	51,682,459

NET ASSETS - END OF YEAR	$519,359,296	$789,868,592

Undistributed net investment income	$1,105,061	$2,823,652

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF YEAR	$1,156,166,534	$966,179,271

OPERATIONS
Net investment income	7,075,621	4,805,872
Net realized gain from investments and foreign currency	129,705,446	174,559,734
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(109,137,920)	63,264,121

Net increase in net assets resulting from operations	27,643,147	242,629,727

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(444,562)	(207,450)
Net investment income - Institutional Shares	(8,764,095)	(2,375,498)
Net realized gains on investments - Investor Shares	(15,957,751)	(29,746,259)
Net realized gains on investments - Institutional Shares	(152,325,778)	(96,801,340)

Total distributions to shareholders	(177,492,186)	(129,130,547)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	23,874,268	85,284,955
Sale of shares - Institutional Shares	95,904,163	183,034,982
Reinvestment of distributions - Investor Shares	16,279,375	29,850,718
Reinvestment of distributions - Institutional Shares	158,460,187	97,714,157
Redemption of shares - Investor Shares	(224,573,383)	(112,357,884)
Redemption of shares - Institutional Shares	(180,684,542)	(207,038,845)

Net increase (decrease) from capital share transactions	(110,739,932)	76,488,083

Total increase (decrease) in net assets	(260,588,971)	189,987,263

NET ASSETS - END OF YEAR	$895,577,563	$1,156,166,534

Undistributed net investment income	$—	$2,940,986

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF YEAR	$2,511,021,993	$2,879,011,404

OPERATIONS
Net investment income	12,189,999	13,992,259
Net realized gain from investments and foreign currency	428,776,208	542,449,124
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(349,120,384)	24,398,117

Net increase in net assets resulting from operations	91,845,823	580,839,500

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(3,006,610)	(3,787,974)
Net investment income - Institutional Shares	(11,051,434)	(13,816,018)
Net realized gains on investments - Investor Shares	(126,754,746)	(122,347,495)
Net realized gains on investments - Institutional Shares	(325,611,576)	(302,902,498)

Total distributions to shareholders	(466,424,366)	(442,853,985)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	39,614,462	79,808,543
Sale of shares - Institutional Shares	147,625,819	278,280,806
Reinvestment of distributions - Investor Shares	129,449,734	125,896,925
Reinvestment of distributions - Institutional Shares	310,298,990	285,469,830
Redemption of shares - Investor Shares	(258,843,266)	(431,195,619)
Redemption of shares - Institutional Shares	(1,306,838,422)	(844,235,411)

Net decrease from capital share transactions	(938,692,683)	(505,974,926)

Total decrease in net assets	(1,313,271,226)	(367,989,411)

NET ASSETS - END OF YEAR	$1,197,750,767	$2,511,021,993

Undistributed net investment income	$1,080,068	$5,492,051

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF YEAR	$41,719,683	$63,729,254

OPERATIONS
Net investment income	125,222	337,120
Net realized gain from investments and foreign currency	7,873,720	9,837,173
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(5,048,197)	(80,884)

Net increase in net assets resulting from operations	2,950,745	10,093,409

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(69,703)	(159,559)
Net investment income - Institutional Shares	(139,867)	(345,256)
Net realized gains on investments - Investor Shares	(4,236,406)	(2,429,160)
Net realized gains on investments - Institutional Shares	(5,651,452)	(4,041,524)

Total distributions to shareholders	(10,097,428)	(6,975,499)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,093,552	580,231
Sale of shares - Institutional Shares	2,826,537	4,313,814
Reinvestment of distributions - Investor Shares	4,286,059	2,586,887
Reinvestment of distributions - Institutional Shares	5,472,241	3,887,948
Redemption of shares - Investor Shares	(5,515,858)	(9,059,754)
Redemption of shares - Institutional Shares	(9,119,580)	(27,436,607)

Net decrease from capital share transactions	(957,049)	(25,127,481)

Total decrease in net assets	(8,103,732)	(22,009,571)

NET ASSETS - END OF YEAR	$33,615,951	$41,719,683

Undistributed net investment income	$22,945	$118,237

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF YEAR	$49,281,262	$72,674,807

OPERATIONS
Net investment income (loss)	(13,188)	196,251
Net realized gain from investments and foreign currency	7,855,247	9,966,489
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(6,503,318)	2,377,090

Net increase in net assets resulting from operations	1,338,741	12,539,830

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(74,009)	(99,249)
Net investment income - Institutional Shares	(32,175)	(126,926)
Net realized gains on investments - Investor Shares	(8,354,988)	(3,459,929)
Net realized gains on investments - Institutional Shares	(1,590,746)	(2,332,793)

Total distributions to shareholders	(10,051,918)	(6,018,897)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	2,165,759	6,517,463
Sale of shares - Institutional Shares	234,817	391,081
Reinvestment of distributions - Investor Shares	8,052,652	3,370,002
Reinvestment of distributions - Institutional Shares	1,555,197	2,440,908
Redemption of shares - Investor Shares	(20,708,507)	(9,890,185)
Redemption of shares - Institutional Shares	(2,185,411)	(32,743,747)

Net decrease from capital share transactions	(10,885,493)	(29,914,478)

Total decrease in net assets	(19,598,670)	(23,393,545)

NET ASSETS - END OF YEAR	$29,682,592	$49,281,262

Undistributed net investment income	$—	$110,730

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Global Opportunity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF YEAR	$5,746,101	$39,378,280

OPERATIONS
Net investment income (loss)	(3,950)	66,989
Net realized gain from investments and foreign currency	381,146	6,600,546
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(409,140)	(2,643,709)

Net increase (decrease) in net assets resulting from operations	(31,944)	4,023,826

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(5,448)	(23,030)
Net investment income - Institutional Shares	(9,135)	(311,150)

Total distributions to shareholders	(14,583)	(334,180)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	4,200	144,229
Sale of shares - Institutional Shares	5,774	478,740
Reinvestment of distributions - Investor Shares	5,298	22,391
Reinvestment of distributions - Institutional Shares	3,209	13,109
Redemption of shares - Investor Shares	(314,494)	(182,646)
Redemption of shares - Institutional Shares	(2,004,821)	(37,797,652)
Redemption fee - Investor Shares	5	2
Redemption fee - Institutional Shares	5	2

Net decrease from capital share transactions	(2,300,824)	(37,321,825)

Total decrease in net assets	(2,347,351)	(33,632,179)

NET ASSETS - END OF YEAR	$3,398,750	$5,746,101

Undistributed (distributions in excess of) net investment income	$(1,674)	$22,358

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM International Opportunity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF YEAR	$22,142,056	$46,002,945

OPERATIONS
Net investment income	74,563	147,866
Net realized gain from investments and foreign currency	812,164	1,853,303
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,479,877)	2,825,391

Net increase (decrease) in net assets resulting from operations	(593,150)	4,826,560

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(12,761)	(76,251)
Net investment income - Institutional Shares	(17,660)	(422,071)
Net realized gains on investments - Investor Shares	(843,476)	—
Net realized gains on investments - Institutional Shares	(457,520)	—

Total distributions to shareholders	(1,331,417)	(498,322)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	711,509	426,943
Sale of shares - Institutional Shares	68,235	4,260,704
Reinvestment of distributions - Investor Shares	836,085	74,747
Reinvestment of distributions - Institutional Shares	394,741	316,396
Redemption of shares - Investor Shares	(1,742,293)	(1,378,025)
Redemption of shares - Institutional Shares	(9,276,550)	(31,889,892)
Redemption fee - Investor Shares	35	—
Redemption fee - Institutional Shares	139	—

Net decrease from capital share transactions	(9,008,099)	(28,189,127)

Total decrease in net assets	(10,932,666)	(23,860,889)

NET ASSETS - END OF YEAR	$11,209,390	$22,142,056

Undistributed net investment income	$17,681	$30,388

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$23.54	$21.94	$18.02	$24.08	$17.00

Investment operations:
Net investment income (loss)[1]	— [2]	0.08	0.18 [3]	0.13	(0.01)
Net realized and unrealized gain (loss) on investments	1.32	4.43	4.08	(2.88)	7.09

Total from investment operations	1.32	4.51	4.26	(2.75)	7.08

Distributions to shareholders:
From net investment income	(0.07)	(0.04)	(0.34)	—	—
From net realized gains on investments	(4.81)	(2.87)	—	(3.31)	—

Total distributions to shareholders	(4.88)	(2.91)	(0.34)	(3.31)	—

Net Asset Value — End of Year	$19.98	$23.54	$21.94	$18.02	$24.08

Total Return	7.14%	21.39%	24.00%	(9.58)%	41.65%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.09%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss)	0.02%	0.32%	0.88%[3]	0.71%	(0.06)%
Portfolio turnover rate	83%	66%	77%	103%	115%
Net Assets at the end of year (000’s omitted)	$74,037	$81,948	$104,155	$101,747	$159,302

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]	Amount represents less than $0.005.

[3]	For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.09 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.38%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$25.37	$23.45	$19.24	$25.43	$17.91

Investment operations:
Net investment income[1]	0.05	0.13	0.23 [2]	0.21	0.04
Net realized and unrealized gain (loss) on investments	1.45	4.75	4.37	(3.05)	7.48

Total from investment operations	1.50	4.88	4.60	(2.84)	7.52

Distributions to shareholders:
From net investment income	(0.12)	(0.09)	(0.39)	(0.04)	—
From net realized gains on investments	(4.81)	(2.87)	—	(3.31)	—

Total distributions to shareholders	(4.93)	(2.96)	(0.39)	(3.35)	—

Net Asset Value — End of Year	$21.94	$25.37	$23.45	$19.24	$25.43

Total Return	7.39%	21.63%	24.27%	(9.36)%	41.99%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.86%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.22%	0.53%	1.10%[2]	1.02%	0.19%
Portfolio turnover rate	83%	66%	77%	103%	115%
Net Assets at the end of year (000’s omitted)	$445,322	$707,921	$634,031	$625,090	$706,757

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.10 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.60%.

See accompanying notes.		CRM Funds
60

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$18.66	$16.94	$14.12	$15.97	$11.45

Investment operations:
Net investment income (loss)[1]	0.07	0.05	0.05	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	0.26	3.94	3.06	(0.72)	4.54

Total from investment operations	0.33	3.99	3.11	(0.69)	4.52

Distributions to shareholders:
From net investment income	(0.10)	(0.02)	(0.09)	—	—
From net realized gains on investments	(3.48)	(2.25)	(0.20)	(1.16)	—

Total distributions to shareholders	(3.58)	(2.27)	(0.29)	(1.16)	—

Net Asset Value — End of Year	$15.41	$18.66	$16.94	$14.12	$15.97

Total Return	3.16%	25.09%	22.33%	(3.23)%	39.48%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.08%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss)	0.39%	0.27%	0.32%	0.18%	(0.16)%
Portfolio turnover rate	82%	86%	96%	96%	97%
Net Assets at the end of year (000’s omitted)	$75,621	$274,988	$245,267	$182,394	$167,235

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
61

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$18.93	$17.16	$14.29	$16.12	$11.54

Investment operations:
Net investment income[1]	0.13	0.09	0.09	0.05	0.01
Net realized and unrealized gain (loss) on investments	0.24	3.99	3.10	(0.72)	4.59

Total from investment operations	0.37	4.08	3.19	(0.67)	4.60

Distributions to shareholders:
From net investment income	(0.20)	(0.06)	(0.12)	—	(0.02)
From net realized gains on investments	(3.48)	(2.25)	(0.20)	(1.16)	—

Total distributions to shareholders	(3.68)	(2.31)	(0.32)	(1.16)	(0.02)

Net Asset Value — End of Year	$15.62	$18.93	$17.16	$14.29	$16.12

Total Return	3.41%	25.34%	22.65%	(3.07)%	39.86%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.87%	0.85%	0.87%	0.87%	0.86%
Net investment income	0.80%	0.49%	0.55%	0.38%	0.05%
Portfolio turnover rate	82%	86%	96%	96%	97%
Net Assets at the end of year (000’s omitted)	$819,957	$881,179	$720,912	$616,731	$744,192

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
62

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$35.61	$34.36	$28.14	$30.48	$22.15

Investment operations:
Net investment income[1]	0.15	0.12	0.24	0.20	0.12
Net realized and unrealized gain (loss) on investments	1.31	7.12	6.30	(2.40)	8.30

Total from investment operations	1.46	7.24	6.54	(2.20)	8.42

Distributions to shareholders:
From net investment income	(0.19)	(0.18)	(0.32)	(0.14)	(0.09)
From net realized gains on investments	(7.95)	(5.81)	—	—	—

Total distributions to shareholders	(8.14)	(5.99)	(0.32)	(0.14)	(0.09)

Net Asset Value — End of Year	$28.93	$35.61	$34.36	$28.14	$30.48

Total Return	5.73%	22.95%	23.43%	(7.16)%	38.07%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.05%	1.03%	1.02%	1.02%	1.01%
Net investment income	0.49%	0.35%	0.78%	0.73%	0.45%
Portfolio turnover rate	105%	77%	91%	105%	116%
Net Assets at the end of year (000’s omitted)	$461,579	$654,431	$844,632	$1,062,429	$1,459,517

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
63

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$36.27	$34.90	$28.60	$30.98	$22.53

Investment operations:
Net investment income[1]	0.22	0.21	0.32	0.26	0.19
Net realized and unrealized gain (loss) on investments	1.33	7.23	6.38	(2.44)	8.43

Total from investment operations	1.55	7.44	6.70	(2.18)	8.62

Distributions to shareholders:
From net investment income	(0.27)	(0.26)	(0.40)	(0.20)	(0.17)
From net realized gains on investments	(7.95)	(5.81)	—	—	—

Total distributions to shareholders	(8.22)	(6.07)	(0.40)	(0.20)	(0.17)

Net Asset Value — End of Year	$29.60	$36.27	$34.90	$28.60	$30.98

Total Return	5.91%	23.22%	23.68%	(6.95)%	38.32%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.85%	0.81%	0.81%	0.81%	0.80%
Net investment income	0.70%	0.57%	1.00%	0.94%	0.67%
Portfolio turnover rate	105%	77%	91%	105%	116%
Net Assets at the end of year (000’s omitted)	$736,171	$1,856,591	$2,034,380	$2,177,845	$2,693,764

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
64

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$12.23	$12.27	$10.88	$10.91	$8.26

Investment operations:
Net investment income[1]	0.02	0.07	0.10	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.78	2.28	1.94	(0.07)	2.64

Total from investment operations	0.80	2.35	2.04	0.01	2.68

Distributions to shareholders:
From net investment income	(0.06)	(0.15)	(0.10)	(0.04)	(0.03)
From net realized gains on investments	(3.49)	(2.24)	(0.55)	—	—

Total distributions to shareholders	(3.55)	(2.39)	(0.65)	(0.04)	(0.03)

Net Asset Value — End of Year	$9.48	$12.23	$12.27	$10.88	$10.91

Total Return	8.42%	21.24%	19.61%	0.15%	32.44%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses, excluding waiver/reimbursement	1.42%	1.35%	1.31%	1.33%	1.29%
Net investment income, including waiver/reimbursement	0.20%	0.54%	0.88%	0.74%	0.36%
Portfolio turnover rate	132%	89%	113%	126%	155%
Net Assets at the end of year (000’s omitted)	$12,604	$15,858	$20,816	$19,131	$23,871

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
65

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$12.25	$12.30	$10.91	$10.95	$8.29

Investment operations:
Net investment income[1]	0.05	0.10	0.13	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.78	2.28	1.94	(0.06)	2.65

Total from investment operations	0.83	2.38	2.07	0.03	2.71

Distributions to shareholders:
From net investment income	(0.09)	(0.19)	(0.13)	(0.07)	(0.05)
From net realized gains on investments	(3.49)	(2.24)	(0.55)	—	—

Total distributions to shareholders	(3.58)	(2.43)	(0.68)	(0.07)	(0.05)

Net Asset Value — End of Year	$9.50	$12.25	$12.30	$10.91	$10.95

Total Return	8.69%	21.52%	19.87%	0.34%	32.73%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses, excluding waiver/reimbursement	1.17%	1.10%	1.07%	1.09%	1.06%
Net investment income, including waiver/reimbursement	0.45%	0.78%	1.15%	0.93%	0.62%
Portfolio turnover rate	132%	89%	113%	126%	155%
Net Assets at the end of year (000’s omitted)	$21,012	$25,861	$42,914	$24,210	$45,900

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
66

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$12.99	$11.88	$9.92	$10.89	$7.85

Investment operations:
Net investment income (loss)[1]	(0.01)	0.02	0.11 [2]	— [3]	(0.06)
Net realized and unrealized gain (loss) on investments	0.51	2.23	1.98	(0.75)	3.10

Total from investment operations	0.50	2.25	2.09	(0.75)	3.04

Distributions to shareholders:
From net investment income	(0.02)	(0.03)	(0.10)	—	—
From net realized gains on investments	(2.75)	(1.11)	(0.03)	(0.22)	—

Total distributions to shareholders	(2.77)	(1.14)	(0.13)	(0.22)	—

Net Asset Value — End of Year	$10.72	$12.99	$11.88	$9.92	$10.89

Total Return	5.48%	19.87%	21.26%	(6.61)%	38.73%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.45%	1.49%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.59%	1.45%	1.49%	1.58%	1.77%
Net investment income (loss), including waiver/reimbursement	(0.08)%	0.18%	0.98%[2]	0.04%	(0.56)%
Portfolio turnover rate	97%	76%	113%	145%	154%
Net Assets at the end of year (000’s omitted)	$23,367	$41,279	$37,537	$24,224	$28,018

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.47%.
[3]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
67

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$13.10	$11.97	$10.00	$10.95	$7.87

Investment operations:
Net investment income (loss)[1]	0.02	0.06	0.13 [2]	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	0.53	2.24	2.00	(0.77)	3.11

Total from investment operations	0.55	2.30	2.13	(0.73)	3.08

Distributions to shareholders:
From net investment income	(0.06)	(0.06)	(0.13)	—	—
From net realized gains on investments	(2.75)	(1.11)	(0.03)	(0.22)	—

Total distributions to shareholders	(2.81)	(1.17)	(0.16)	(0.22)	—

Net Asset Value — End of Year	$10.84	$13.10	$11.97	$10.00	$10.95

Total Return	5.82%	20.16%	21.48%	(6.39)%	39.14%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.18%	1.24%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.35%	1.18%	1.24%	1.33%	1.53%
Net investment income (loss), including waiver/reimbursement	0.17%	0.43%	1.22%[2]	0.41%	(0.33)%
Portfolio turnover rate	97%	76%	113%	145%	154%
Net Assets at the end of year (000’s omitted)	$6,316	$8,002	$35,138	$26,195	$11,398

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.71%.

See accompanying notes.		CRM Funds
68

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Investor Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$17.02	$14.91	$12.78	$18.06	$13.20

Investment operations:
Net investment income (loss)[1]	(0.01)	0.05	0.11	0.07	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.29	2.22	2.02	(3.21)	5.04

Total from investment operations	0.28	2.27	2.13	(3.14)	5.06

Distributions to shareholders:
From net investment income	(0.04)	(0.16)	—	—	—
From net realized gains on investments	—	—	—	(2.14)	(0.20)

Total distributions to shareholders	(0.04)	(0.16)	—	(2.14)	(0.20)

Paid in capital from redemption fees[2]	— [3]	— [3]	— [3]	— [3]	— [3]

Net Asset Value — End of Year	$17.26	$17.02	$14.91	$12.78	$18.06

Total Return	1.64%	15.30%	16.67%	(16.07)%	38.41%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	4.17%	2.54%	1.67%	1.62%	1.55%
Net investment income (loss), including waiver/reimbursement	(0.08)%	0.29%	0.76%	0.52%	0.11%
Portfolio turnover rate	110%	82%	122%	191%	213%
Net Assets at the end of year (000’s omitted)	$2,245	$2,512	$2,219	$1,971	$2,655

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	The redemption fees per share were calculated using the average shares outstanding method.
[3]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
69

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Institutional Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$17.21	$15.07	$12.89	$18.14	$13.25

Investment operations:
Net investment income (loss)[1]	(0.02)	0.05	0.12	0.09	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.33	2.28	2.06	(3.20)	5.06

Total from investment operations	0.31	2.33	2.18	(3.11)	5.12

Distributions to shareholders:
From net investment income	(0.05)	(0.19)	—	—	(0.03)
From net realized gains on investments	—	—	—	(2.14)	(0.20)

Total distributions to shareholders	(0.05)	(0.19)	—	(2.14)	(0.23)

Paid in capital from redemption fees[3]	— [2]	— [2]	— [2]	— [2]	— [2]

Net Asset Value — End of Year	$17.47	$17.21	$15.07	$12.89	$18.14

Total Return	1.85%	15.57%	16.91%	(15.81)%	38.75%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	4.21%	1.73%	1.43%	1.38%	1.30%
Net investment income (loss), including waiver/reimbursement	(0.09)%	0.30%	0.82%	0.65%	0.37%
Portfolio turnover rate	110%	82%	122%	191%	213%
Net Assets at the end of year (000’s omitted)	$1,154	$3,234	$37,159	$55,009	$109,515

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Amount represents less than $0.005.
[3]	The redemption fees per share were calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
70

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Investor Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$15.32	$13.86	$12.29	$17.25	$13.00

Investment operations:
Net investment income[1]	0.08	0.06	0.17	0.14	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.49)	1.52	1.40	(3.36)	4.83

Total from investment operations	(0.41)	1.58	1.57	(3.22)	4.91

Distributions to shareholders:
From net investment income	(0.02)	(0.12)	—	— [2]	(0.03)
From net realized gains on investments	(1.52)	—	—	(1.74)	(0.63)

Total distributions to shareholders	(1.54)	(0.12)	—	(1.74)	(0.66)

Paid in capital from redemption fees[3]	— [2]	—	—	—	—

Net Asset Value — End of Year	$13.37	$15.32	$13.86	$12.29	$17.25

Total Return	(1.96)%	11.46%	12.78%	(17.70)%	38.14%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	2.66%	1.74%	2.10%	2.94%	3.32%
Net investment income, including waiver/reimbursement	0.61%	0.39%	1.24%	1.08%	0.48%
Portfolio turnover rate	95%	102%	134%	220%	239%
Net Assets at the end of year (000’s omitted)	$7,726	$8,955	$8,925	$5,788	$4,865

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Amount represents less than $0.005.
[3]	The redemption fees per share were calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
71

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Institutional Shares
	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Year	$15.39	$13.93	$12.32	$17.31	$13.03

Investment operations:
Net investment income[1]	0.06	0.05	0.34	0.12	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.44)	1.57	1.27	(3.33)	4.82

Total from investment operations	(0.38)	1.62	1.61	(3.21)	4.97

Distributions to shareholders:
From net investment income	(0.06)	(0.16)	—	(0.04)	(0.06)
From net realized gains on investments	(1.52)	—	—	(1.74)	(0.63)

Total distributions to shareholders	(1.58)	(0.16)	—	(1.78)	(0.69)

Paid in capital from redemption fees[2]	— [3]	—	—	—	—

Net Asset Value — End of Year	$13.43	$15.39	$13.93	$12.32	$17.31

Total Return	(1.76)%	11.68%	12.98%	(17.50)%	38.53%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	2.31%	1.35%	1.73%	2.84%	3.10%
Net investment income, including waiver/reimbursement	0.45%	0.32%	2.42%	0.89%	0.90%
Portfolio turnover rate	95%	102%	134%	220%	239%
Net Assets at the end of year (000’s omitted)	$3,484	$13,187	$37,077	$10,675	$18,121

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	The redemption fees per share were calculated using the average shares outstanding method.
[3]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
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1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”), CRM Global Opportunity Fund (“Global Opportunity Fund”) and CRM International Opportunity Fund (“International Opportunity Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

2.

Significant Accounting Policies. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). The Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market

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price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Global Opportunity Fund and International Opportunity Fund use a fair value model, developed by an independent third party pricing service, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

• Level 1 —	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As noted above, Global Opportunity Fund and International Opportunity Fund use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

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• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. There were no transfers between Level 1, 2, or 3 during the year ended June 30, 2015. A summary of the inputs used to value the Funds’ investments as of June 30, 2015 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

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Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis among the Funds based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There was a $14 capital gains taxes for the year ended June 30, 2015 in the All Cap Value Fund.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At June 30, 2015, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
Barclays Capital	$3,315,964	$3,315,964	$—	$—
Credit Agricole	3,315,964	3,315,964	—	—
Merrill Lynch	3,315,964	3,315,964	—	—
Royal Bank of Scotland PLC	3,315,964	3,315,964	—	—
SG Americas Securities LLC	698,066	698,066	—	—

	$13,961,922	$13,961,922	$—	$—

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NOTES TO FINANCIAL STATEMENTS — June 30, 2015 (Continued)

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small/Mid Cap Value Fund
Barclays Capital	$1,850,233	$1,850,233	$—	$—
Credit Agricole	1,850,233	1,850,233	—	—
Merrill Lynch	1,850,233	1,850,233	—	—
Royal Bank of Scotland PLC	1,850,233	1,850,233	—	—
SG Americas Securities LLC	389,499	389,499	—	—

	$7,790,431	$7,790,431	$—	$—

Mid Cap Value Fund
Barclays Capital	$3,022,656	$3,022,656
Credit Agricole	3,022,656	3,022,656	$—	$—
Merrill Lynch	3,022,656	3,022,656
Royal Bank of Scotland PLC	3,022,656	3,022,656	—	—
SG Americas Securities LLC	636,317	636,317	—	—

	$12,726,941	$12,726,941	$—	$—

All Cap Value Fund
Royal Bank of Scotland PLC	$589,559	$589,559	$—	$—

Global Opportunity Fund
Royal Bank of Scotland PLC	$146,090	$146,090	$—	$—

International Opportunity Fund
Royal Bank of Scotland PLC	$394,298	$394,298	$—	$—

[1]	The collateral value shown is limited by the amount of the repurchase agreement.
[2]	Net Amount represents the net amount receivable due from the counterparty in the event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and Large Cap Opportunity Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets. For its advisory

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NOTES TO FINANCIAL STATEMENTS — June 30, 2015 (Continued)

services to the Global Opportunity Fund and the International Opportunity Fund, CRM receives 0.90% for the first $2 billion of average daily net assets and 0.85% in excess of $2 billion of average daily net assets.

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) (i) with respect to each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund, Global Opportunity Fund and International Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares and Institutional Shares, respectively; and (ii) with respect to Large Cap Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.15% and 0.90% of average daily net assets for Investor Shares and Institutional Shares, respectively. These undertakings will remain in place until November 1, 2016.

CRM provides compliance services to the Funds. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Funds are responsible for reimbursing CRM for the portion of his salary allocated to his duties as the CCO of the Funds at a rate of $75,000 per year.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the year ended June 30, 2015. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or until he or she earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary

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NOTES TO FINANCIAL STATEMENTS — June 30, 2015 (Continued)

are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.	Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended June 30, 2015, were as follows:

	Purchases	Sales
Small Cap Value Fund	$480,078,421	$766,011,624
Small/Mid Cap Value Fund	748,064,895	1,041,802,574
Mid Cap Value Fund	1,935,201,671	3,282,530,453
Large Cap Opportunity Fund	46,943,001	57,372,438
All Cap Value Fund	37,140,670	57,990,500
Global Opportunity Fund	4,667,359	6,781,286
International Opportunity Fund	12,263,386	21,963,630

5.

Securities Lending Agreement. The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% (105% in the case of foreign securities) of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At June 30, 2015, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$13,647,514	$13,961,922
Small/Mid Cap Value Fund	7,613,190	7,790,431
Mid Cap Value Fund	12,411,436	12,726,941
All Cap Value Fund	575,989	589,559
Global Opportunity Fund	139,427	146,090
International Opportunity Fund	248,642	394,298

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NOTES TO FINANCIAL STATEMENTS — June 30, 2015 (Continued)

6.	Capital Share Transactions. Transactions in shares of capital stock for the year ended June 30, 2015 and the year ended June 30, 2014 were as follows:

	For the Year Ended June 30, 2015		For the Year Ended June 30, 2014
	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small Cap Value Fund
Sold	217,356	2,641,726	152,724	3,796,390
Issued on reinvestment of distributions	807,488	4,864,879	589,872	3,033,118
Redeemed	(801,473)	(15,111,815)	(2,009,037)	(5,973,160)

Net increase (decrease)	223,371	(7,605,210)	(1,266,441)	856,348

Small/Mid Cap Value Fund
Sold	1,429,782	5,793,829	4,733,435	10,090,676
Issued on reinvestment of distributions	1,135,242	10,913,236	1,784,262	5,764,847
Redeemed	(12,397,822)	(10,767,300)	(6,255,877)	(11,314,361)

Net increase (decrease)	(9,832,798)	5,939,765	261,820	4,541,162

Mid Cap Value Fund
Sold	1,292,884	4,648,709	2,260,415	7,748,107
Issued on reinvestment of distributions	4,792,660	11,238,645	3,917,141	8,729,964
Redeemed	(8,504,953)	(42,206,898)	(12,380,402)	(23,573,070)

Net increase (decrease)	(2,419,409)	(26,319,544)	(6,202,846)	(7,094,999)

Large Cap Opportunity Fund
Sold	106,796	276,926	47,514	345,949
Issued on reinvestment of distributions	481,580	614,168	234,532	352,169
Redeemed	(555,138)	(789,935)	(681,397)	(2,075,541)

Net increase (decrease)	33,238	101,159	(399,351)	(1,377,423)

All Cap Value Fund
Sold	191,369	20,127	521,822	31,366
Issued on reinvestment of distributions	807,688	154,592	283,909	204,089
Redeemed	(1,996,758)	(202,542)	(788,869)	(2,559,651)

Net increase (decrease)	(997,701)	(27,823)	16,862	(2,324,196)

Global Opportunity Fund
Sold	247	353	8,675	29,567
Issued on reinvestment of distributions	328	197	1,410	817
Redeemed	(18,023)	(122,460)	(11,395)	(2,308,831)

Net decrease	(17,448)	(121,910)	(1,310)	(2,278,447)

International Opportunity Fund
Sold	50,351	5,411	28,963	290,727
Issued on reinvestment of distributions	66,994	31,529	5,111	21,612
Redeemed	(124,314)	(634,734)	(93,397)	(2,116,583)

Net increase (decrease)	(6,969)	(597,794)	(59,323)	(1,804,244)

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NOTES TO FINANCIAL STATEMENTS — June 30, 2015 (Continued)

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

At June 30, 2015, the following reclassifications were made within the capital accounts to reflect permanent differences relating to the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction for income tax purposes, distribution redesignations, net realized gains on securities considered to be passive foreign investment companies, investments in partnerships and currency gains and losses.

	Paid-in-capital	Undistributed net investment income	Accumulated net realized gain (loss) on investments
Small Cap Value Fund	$10,384,478	$ (68,977)	$ (10,315,501)
Small/Mid Cap Value Fund	—	(807,950)	807,950
Mid Cap Value Fund	128,777,585	(2,543,938)	(126,233,647)
Large Cap Opportunity Fund	636,794	(10,944)	(625,850)
All Cap Value Fund	—	8,642	(8,642)
Global Opportunity Fund	—	(5,499)	5,499
International Opportunity Fund	—	(56,849)	56,849

The tax character of distributions paid during the year ended June 30, 2015 and the year ended June 30, 2014 was as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	Large Cap Opportunity Fund
Year ended June 30, 2015
Ordinary income	$14,259,095	$49,765,874	$99,584,104	$3,951,303
Long-term capital gains	103,686,421	127,726,312	366,840,262	6,146,125

Total distributions	$117,945,516	$177,492,186	$466,424,366	$10,097,428

Year ended June 30, 2014
Ordinary income	$25,976,213	$54,533,719	$93,355,219	$3,582,340
Long-term capital gains	62,796,045	74,596,828	349,498,766	3,393,159

Total distributions	$88,772,258	$129,130,547	$442,853,985	$6,975,499

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NOTES TO FINANCIAL STATEMENTS — June 30, 2015 (Continued)

	All Cap Value Fund	Global Opportunity Fund	International Opportunity Fund
Year ended June 30, 2015
Ordinary income	$2,212,846	$14,583	$217,411
Long-term capital gains	7,839,072	—	1,114,006

Total distributions	$10,051,918	$14,583	$1,331,417

Year ended June 30, 2014
Ordinary income	$1,984,034	$334,180	$498,322
Long-term capital gains	4,034,863	—	—

Total distributions	$6,018,897	$334,180	$498,322

The components of accumulated earnings (deficit) on a tax basis as of June 30, 2015 were as follows:

	Undistributed ordinary income	Undistributed capital gains	Capital loss carry- forwards	Qualified late year loss deferrals†	Net unrealized appreciation (depreciation) on investments and foreign currency	Total accumulated earnings (deficit)
Small Cap Value Fund	$13,038,170	$39,473,344	—	—	$84,403,375	$136,914,889
Small/Mid Cap Value Fund	—	88,460,837	—	$(2,470,376)	114,338,511	200,328,972
Mid Cap Value Fund	48,619,648	172,432,608	—	—	187,227,761	408,280,017
Large Cap Opportunity Fund	2,022,713	1,997,565	—	—	2,646,070	6,666,348
All Cap Value Fund	387,216	5,101,638	—	—	3,891,980	9,380,834
Global Opportunity Fund	6,640	—	$(284,827)	—	201,463	(76,724)
International Opportunity Fund	46,511	772,418		—	358,441	1,177,370

†	Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year.

The difference between book basis and tax basis components of accumulated earnings (deficit) are primarily attributable to tax deferral of wash sales and investments in passive foreign investment companies.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. The capital loss carryforward for Global Opportunity Fund is $284,827 and these losses are not subject to expiration and will retain their character as short-term. During the year ended June 30, 2015, the Global Opportunity Fund utilized capital loss carryforwards of $381,643 to offset realized capital gains.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2015 (Continued)

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by each Fund as of June 30, 2015 was as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Small Cap Value Fund	$453,112,851	$ 109,375,472	$ (24,972,097)	$ 84,403,375
Small/Mid Cap Value Fund	789,550,350	136,639,351	(22,300,840)	114,338,511
Mid Cap Value Fund	1,023,705,640	214,634,919	(27,407,158)	187,227,761
Large Cap Opportunity Fund	31,075,897	4,048,966	(1,402,896)	2,646,070
All Cap Value Fund	26,388,339	4,491,047	(599,067)	3,891,980
Global Opportunity Fund	3,290,951	368,172	(163,581)	204,591
International Opportunity Fund	11,250,242	1,229,448	(865,050)	364,398

8.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

9.

Temporary Borrowing. The Funds participate in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. The Funds are charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to a maximum of one third of its net assets under the agreement, except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Trust is charged an annual 0.03% upfront fee as well as an annual fee of 0.12% of the commitment amount which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The line of credit is scheduled to expire on October 9, 2015. The Funds had no amounts outstanding as of June 30, 2015 or at any time during the year then ended.

10.

Redemption Fees. Shareholders who sell or exchange shares of Global Opportunity Fund or International Opportunity Fund within 30 days or less after the purchase date are charged a redemption fee of 1.50% of the total redemption amount which is payable to the Fund. The fees are designed to help offset the brokerage commissions, market impacts, and other costs associated with short-term shareholder trading. The fee is accounted for as an addition to paid-in-capital.

11.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events that required recognition or disclosure in the financial statements, except as follows:

There was an investment strategy change for CRM Global Opportunity Fund. The Board of Trustees of the Trust has approved a change to the Fund’s principal investment strategies regarding its investments outside the U.S. Currently, under normal market conditions, it is expected that a majority of the Fund’s assets will be

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2015 (Concluded)

invested in foreign companies. Effective October 28, 2015, the Fund will invest, under normal market conditions, at least 40% of its assets outside the U.S. or, if conditions are not favorable, at least 30% of its assets outside the U.S.

CRM Funds

CRM FUNDS

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of

CRM Mutual Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CRM Mutual Fund Trust (comprising, respectively, CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, CRM Global Opportunity Fund and CRM International Opportunity Fund) (the “Funds”) as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting CRM Mutual Fund Trust at June 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 28, 2015

CRM Funds

CRM FUNDS

TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2015, certain dividends may be subject to a maximum tax rate of 20%. For individual shareholders, a percentage of the ordinary income dividends (dividends from net investment income and short-term capital gains, if any) from the Funds qualifies for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, a percentage of the ordinary income dividends from the Funds qualifies for the dividends-received deduction.

The percentages of ordinary income dividends which qualify for the maximum tax rate of 20% (“Qualified Dividends”) and the dividends-received deduction are as follows:

	Qualified Dividends	Dividends Received Deduction
Small Cap Value Fund	29.86%	29.94%
Small/Mid Cap Value Fund	40.98%	41.14%
Mid Cap Value Fund.	21.70%	20.50%
Large Cap Opportunity Fund	15.38%	13.77%
All Cap Value Fund	35.10%	32.08%
Global Opportunity Fund	100.00%	100.00%
International Opportunity Fund	100.00%	0.00%

In January 2016, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 2015, including any distributions paid between July 1, 2015 and December 31, 2015.

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS

INTERESTED TRUSTEE

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
CARLOS A. LEAL, CPA, 49	Trustee, Treasurer and Chief Financial Officer	Since June 2005	Executive Vice President (since 2007), Secretary and Chief Financial Officer, CRM (since 1999); Chief Financial Officer and Secretary, CRM Alternatives, Inc. (investment management) (since 2001); Director, President and Vice President, CRM Windridge Fund, Ltd. (investment fund)(from 2003 to 2012).	7	None

INDEPENDENT TRUSTEES

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
LOUIS FERRANTE, CFA, CPA, 55	Trustee	Since June 2005	Private Investor (from August 2007- present).	7	None

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS (Continued)

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
LOUIS KLEIN, JR., 80	Trustee	Since June 2005	Self-employed financial consultant since 1991.	7	Trustee, WT Mutual Fund (1999-2010); Trustee WT Investment Trust I (2000- 2010); Handy & Harman Ltd. (formerly known as WHX Corporation) (industrial manufacturer) (since 2002).

CLEMENT C. MOORE, II, 70	Trustee	Since June 2005	Managing Partner, Mariemont Holdings (real estate) (since 1980); President, Kenwood Galleria (since 1980).	7	None

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS (Continued)

OFFICERS

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
RONALD H. MCGLYNN, 72	President and Chief Executive Officer	Since June 2005	Chairman, CRM since 2005, Chief Executive Officer from 1998 to 2011; President and Chief Executive Officer, Cramer Rosenthal McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001).	N/A	N/A

STEVEN A. YADEGARI, ESQ., 42	Secretary, Chief Legal Officer and Chief Compliance Officer	Since August 2005	Executive Vice President (since 2012), Senior Vice President (2008 - 2011), Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005), Chief Operating Officer, CRM (since 2015).	N/A	N/A

CRM Funds

CRM FUNDS

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Funds includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, CRM Global Opportunity Fund, and CRM International Opportunity Fund (the “Funds”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Funds. The words “you” and “your” refers to investors and prospective investors in the Funds who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic,

CRM Funds

CRM FUNDS

OTHER INFORMATION (Unaudited) (Concluded)

and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Funds

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM

In order for CRM to remain the Funds’ investment adviser, the Trustees Committee and Board of Trustees of the Trust (the “Board”) must determine annually whether to renew the Investment Advisory Agreement between the Trust and CRM with respect to the Funds. The Board evaluates CRM’s services, performance, personnel, profitability, risk management, compliance programs and other relevant factors throughout the year. In addition, in connection with its review of the Investment Advisory Agreement, the Board submitted to CRM a formal request for information necessary to evaluate the terms of the Investment Advisory Agreement. The Board reviewed and considered the materials provided by CRM in response to this request at meetings held in March and June of 2015. The Board also reviewed and considered additional information provided by CRM in response to requests from the Board for additional information in June 2015.

The materials and information reviewed and considered by the Board in connection with its review of the Investment Advisory Agreement included, among other items: (1) a memorandum from counsel setting forth the Board’s fiduciary duties under the 1940 Act and state law and the factors the Board should consider in its evaluation of the Investment Advisory Agreement; (2) reports based on information provided by Morningstar comparing the investment performance of each Fund to the performance of its applicable benchmark index and other mutual funds; and (3) a report based on information provided by Morningstar comparing each Fund’s investment advisory fee and gross and net expenses to those of other mutual funds. The Board also discussed and considered, with the assistance of independent counsel, reports of and presentations by CRM that described: (i) the nature, extent and quality of CRM’s services provided to the Funds; (ii) the experience and qualifications of the personnel providing those services; (iii) CRM’s investment philosophies and processes; (iv) CRM’s assets under management; (v) CRM’s “soft” dollar commission and trade allocation policies, including information on the types of research and services obtained with “soft” dollar commissions; (vi) the investment advisory fees charged by CRM to the Funds as compared with the fees charged by CRM to other advisory accounts with similar investment objectives and strategies managed by CRM; (vii) CRM’s compliance and risk management procedures; and (viii) an analysis of the profits of CRM related to its services to the Funds. The Board also considered information related to the Funds provided at quarterly Board meetings.

At the meeting held on June 9, 2015, the Board, including all of the Independent Trustees voting separately, approved the continuance and renewal of the Investment Advisory Agreement for another year with respect to Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund, All Cap Value Fund, Global Opportunity Fund and International Opportunity Fund.

In considering the continuance and renewal of the Investment Advisory Agreement, the Board considered the following factors, none of which was determinative or controlling, and reached the following conclusions:

Nature, Extent and Quality of Services Provided

The Board examined the nature, extent and quality of services provided by CRM to the Funds, and the quality, size and experience of CRM’s professional Fund management team. The Board considered CRM’s investment approach and research process, including CRM’s capabilities and experience in the development and implementation of its proprietary value-oriented investment process. With respect to the Global Opportunity Fund and the International Opportunity Fund, the Board considered the experience of the Funds’ Fund management team in managing mutual funds investing in securities of issuers located throughout the world. The Board also

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, process for trade execution, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board determined that it was satisfied with the nature, extent and quality of the services provided by CRM to the Funds

Performance Information

In reaching its conclusions, the Board considered the investment performance of each Fund.

The Board considered CRM’s focus on achieving long-term performance in a manner consistent with each Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board also considered CRM’s measured approach to investment risk and commitment to maintain each Fund’s focus on its target market segment even when that segment may be out of favor, and noted that this distinguished CRM from some other investment managers that may accept higher levels of investment risk or may deviate from a fund’s target market segment in order to pursue short-term performance (including by investing in cash). The Board noted that although this overall approach to investing might cause a Fund to perform not as well over some periods when compared to other mutual funds, CRM had achieved successful investment results for its clients over the longer term. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the continuance of the Investment Advisory Agreement.

The Board also discussed the information presented in the Board materials which compared each Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. As discussed below, the Board noted that each Fund underperformed its respective benchmark index and also underperformed the performance of funds with similar investment objectives and strategies for certain periods. The Board discussed with CRM each Fund’s performance in view of CRM’s value-oriented, research-driven investment philosophy and approach to investment risk, and the recent volatile market conditions. The Board considered CRM’s plans for improving the Funds’ performance.

The Board considered the following factors in relation to the performance of particular Funds:

Small Cap Value Fund

The Board noted that the Small Cap Value Fund had outperformed its benchmark index for the year-to-date and three-year periods ended March 31, 2015 and since the Fund’s inception on October 1, 1995, and underperformed its benchmark index for the five-year period ended March 31, 2015. The Board noted that the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year and three-year periods ended March 31, 2015, ranked in the third quartile for the year-to-date period ended March 31, 2015 and ranked in the fourth quartile for the five-year period ended March 31, 2015. (In all quartile rankings referred to herein, first quartile is most favorable to shareholders. Highest relative performance would be first quartile.)

Small/Mid Cap Value Fund

The Board noted that the Small/Mid Cap Value Fund had outperformed its benchmark index for the year-to-date period ended March 31, 2015 and since the Fund’s inception on September 1, 2004, and underperformed its

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

benchmark index for the three-year and five year periods ended March 31, 2015. The Board noted that the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the year-to-date period ended March 31, 2015, and ranked in the third quartile for the one-year, three-year and five-year periods ended March 31, 2015.

Mid Cap Value Fund

The Board noted that the Mid Cap Value Fund had outperformed its benchmark index for the year-to-date period ended March 31, 2015 and that Institutional Shares of the Fund had outperformed the Fund’s benchmark index since the inception of that class on January 6, 1998 (however, Investor Shares of the Fund underperformed the Fund’s benchmark index since the inception of that class on September 20, 2000). The Board noted that the Mid Cap Value Fund had underperformed its benchmark index for the three-year and five-year periods ended March 31, 2015. The Board noted that the Fund ranked in the third quartile of funds with similar investment objectives and strategies for the year-to-date, one-year and three-year periods ended March 31, 2015, and ranked in the fourth quartile for the five-year period ended March 31, 2015.

Large Cap Opportunity Fund

The Board noted that the Large Cap Opportunity Fund had outperformed its benchmark index for the year-to-date period ended March 31, 2015, and underperformed its benchmark index for the three-year and five-year periods ended March 31, 2015, and since the Fund’s inception on December 1, 2005. The Board noted that the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the year-to-date, ranked in the second quartile for the one-year period ended March 31, 2015, and ranked in the third quartile for the three-year and five-year periods ended March 31, 2015.

All Cap Value Fund

The Board noted that the All Cap Value Fund had outperformed its benchmark index for the year-to-date period ended March 31, 2015 and that Institutional Shares of the Fund had outperformed the Fund’s benchmark index since the inception of that class on October 24, 2006 (however, Investor Shares of the Fund underperformed the Fund’s benchmark index since the inception of that class on October 24, 2006). The Board noted that the All Cap Value Fund had underperformed its benchmark index for the three-year and five-year periods ended March 31, 2015. The Board noted that the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the year-to-date period ended March 31, 2015, and ranked in the third quartile for the one-year, three-year and five-year periods ended March 31, 2015.

Global Opportunity Fund

The Board noted that the Global Opportunity Fund had outperformed its benchmark index for the year-to-date period ended March 31, 2015, and underperformed its benchmark index for the three-year and five-year periods ended March 31, 2015, and since the Fund’s inception on December 31, 2008. The Board noted that the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the year-to-date period ended March 31, 2015, ranked in the third quartile for the one-year period ended March 31, 2015, and rank in the fourth quartile for the three-year and five-year periods ended March 31, 2015.

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

International Opportunity Fund

The Board noted that the International Opportunity Fund had outperformed its benchmark index for the year-to-date period ended March 31, 2015, and since the Fund’s inception on December 31, 2008, and underperformed its benchmark index for the three-year and five-year periods ended March 31, 2015. The Board noted that the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the year-to-date period ended March 31, 2015, ranked in the third quartile for the one-year period ended March 31, 2015, and ranked in the fourth quartile for the three-year and five-year periods ended March 31, 2015.

Conclusion as to Investment Performance

The Board considered CRM’s experience in value investing and CRM’s plans for improving each Fund’s investment performance, and determined that it would continue to monitor particularly closely each Fund’s performance.

Fees and Expenses

In reaching its conclusions, the Board considered the fees and expenses paid by each class of each Fund.

The Board considered the extensive research and analysis conducted by CRM in order to identify compelling investment opportunities for the Funds and distinguish itself from each Fund’s respective benchmark. The Board noted that CRM relies heavily on its own proprietary research to successfully implement its value-oriented investment philosophy, and that the cost of preparing this research is significant. Accordingly, CRM’s reliance on this proprietary research might cause CRM’s research costs to exceed those of some other investment managers that largely rely upon research prepared by third parties, especially with larger cap companies, for which a good deal of third party research is available. The Board considered CRM’s experience in implementing its distinctive value-oriented investment philosophy. The Board concluded that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may in some cases justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies.

In addition, the Board compared the fees and expenses paid by each class of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund, All Cap Value Fund and International Opportunity Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the applicable Fund. The Board noted that the investment advisory fees paid by Small Cap Value Fund were lower than the management fees paid by institutional separate accounts managed by CRM in a similar investment strategy. The Board noted that the investment advisory fees paid by each of Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund, All Cap Value Fund and International Opportunity Fund were generally higher than the management fees paid by the respective institutional separate accounts managed by CRM in a similar investment strategy to the applicable Fund. In comparing the fees paid by the Funds to the fees paid by institutional separate accounts, the Board considered that the costs associated with the management of the Funds generally are significantly greater than those associated with providing investment advisory services to separately-managed accounts. The Board considered the additional complexities involved in the management of the Funds resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Funds that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Funds are subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for quarterly Board meetings. The Board also considered the business risks that CRM faces with respect to the Funds, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Funds, and the substantial entrepreneurial risks that CRM assumes during the initial years of a Fund’s operations. The Board also considered the historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients. The Board noted that CRM did not manage any other accounts in a similar investment strategy to that of the Global Opportunity Fund.

The Board also compared the fees and expenses paid by each class of each Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies.

Small Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small Cap Value Fund was lower than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Small Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Small/Mid Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small/Mid Cap Value Fund was equal to the median advisory fee and lower than the average advisory fee paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Small/Mid Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Mid Cap Value Fund

The Board noted that based on the information provided, the investment advisory fee for Mid Cap Value Fund was lower than the median and average advisory fee paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Mid Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Large Cap Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for Large Cap Opportunity Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment

96

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $1 billion.

The Board noted that, based on the information provided, the annual operating expenses of Institutional Shares of Large Cap Opportunity Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of Large Cap Opportunity Fund were lower than the median and average gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of Investor Shares were higher than the median and average net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board considered the impact of Large Cap Opportunity Fund’s higher than average investment advisory fee and small asset size on the Fund’s expense ratios. The Board indicated that it would continue to monitor Large Cap Opportunity Fund’s fees and expenses carefully.

All Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for All Cap Value Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $1 billion.

The Board noted that, based on the information provided, the total annual operating expenses of Institutional Shares of All Cap Value Fund were equal to the median and lower than the average gross expenses paid by other mutual funds with similar investment objectives and strategies, and lower than the median but higher than the average net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the annual operating expenses of Investor Shares of All Cap Value Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board considered the impact of All Cap Value Fund’s higher than average investment advisory fee and small asset size on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Global Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for Global Opportunity Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $2 billion.

The Board noted that, based on the information provided, the total annual operating expenses of Institutional Shares of Global Opportunity Fund were lower than the average but higher than the median gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that the annual operating expenses of Institutional Shares of Global Opportunity Fund, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the average and median net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of Global Opportunity Fund were lower than the average but higher than the median gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of Investor Shares of the Fund were higher than the median and average net total expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted the impact of the Fund’s small asset size and higher than average investment advisory fee on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully as the Fund’s track record continues to develop.

International Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for International Opportunity Fund was higher than the average and median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $2 billion.

The Board noted that, based on the information provided, the total annual operating expenses of Institutional Shares of International Opportunity Fund were lower than the average but higher than the median gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that the annual operating expenses of Institutional Shares of Global Opportunity Fund, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the average and median net expenses paid by other mutual funds with similar investment objectives and strategies.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of International Opportunity Fund were higher than the average and median gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of Investor Shares of the Fund were higher than the median and average net total expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted the impact of the Fund’s small asset size and higher than average investment advisory fee on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully as the Fund’s track record continues to develop.

Conclusion as to Fees and Expenses

In view of the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board determined that the investment advisory fee paid by each Fund was reasonable in relation to the nature and quality of the services provided by CRM.

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as each Fund’s assets increased, and the extent to which such economies of scale were reflected in the fees charged under the Investment Advisory Agreement. The Board noted that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by each Fund on assets above specified levels. The Board noted that the Mid Cap Value Fund had already reached sufficient size for the breakpoints to result in fee rate reductions. The Board concluded that breakpoints were an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Funds grow larger. The Board also noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Funds may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board concluded that economies of scale, if any, were being appropriately shared with the Funds.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Funds and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Funds for the year ended December 31, 2014 as well as the 2015 CRM operating budget. The Board considered CRM’s profit margins with respect to the Funds in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board noted that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, accordingly, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board determined that, based on the information provided, the profit to CRM on the fees paid by the Funds was not excessive in view of the nature, quality and extent of services provided.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Funds. They noted that CRM acts as the shareholder servicing agent for Investor Shares of the Funds and receives fees under a shareholder service plan adopted under Rule 12b-1 under the 1940 Act in connection with the services CRM provides or arranges as the Funds’ shareholder servicing agent. The Board considered the fees received by CRM under the shareholder service plan, and the amounts paid by CRM to third party shareholder servicing agents. The Board noted that the amounts paid by CRM to the Funds’ third party shareholder servicing agents since the inception of the Trust exceeded the amounts paid by Investor Shares of the Funds to CRM under the shareholder servicing plan. The Board considered how CRM uses “soft” commission dollars generated by the Funds to pay for research and brokerage services and the ways in which CRM conducts Fund transactions for the Funds and selects brokers. The Board determined that any other benefits derived by CRM from managing the Funds were reasonable and reflected in the fees under the Investment Advisory Agreement.

General Conclusion

Based on the foregoing considerations, the Board, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the continuance and renewal of the Investment Advisory Agreement.

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TRUSTEES

Louis Ferrante, CFA, CPA

Louis Klein, Jr.

Carlos A. Leal, CPA

Clement C. Moore, II

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

ANNUAL REPORT

JUNE 30, 2015

CRM SMALL CAP VALUE FUND

CRM SMALL/MID CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM LARGE CAP OPPORTUNITY FUND

CRM ALL CAP VALUE FUND

CRM GLOBAL OPPORTUNITY FUND

CRM INTERNATIONAL OPPORTUNITY FUND

Item 2. Code of Ethics.

As of June 30, 2015, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive and Principal Financial Officers. For the fiscal year ended June 30, 2015, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Trustees Committee. The audit committee financial expert serving on the Registrant’s Trustees Committee is Louis Ferrante, CFA, CPA, who is “independent,” as defined in Item 3(a)(2) of

Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2015 and 2014 were $225,400 and $232,400, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2015, and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning during the fiscal years ended June 30, 2015 and 2014 were $46,625 and $46,615, respectively. These fees related to services consisting of the review of U.S. federal income tax returns, annual excise distribution calculations, and tax advisory services with regard to foreign equity securities.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2015, and $0 for 2014.

(e)(1)

The Trustees Committee of the Board of Trustees of the Registrant is required to pre-approve the engagement of independent accountants to (i) conduct the annual audit of the series of the Registrant (the “Funds”) and provide their opinion of the Funds’ financial statements, (ii) provide (a) any audit services to the Funds in addition to those described in clause (i) above and (b) non-audit services to the Funds, Cramer Rosenthal McGlynn, LLC (“CRM”) or any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. Accordingly, the Registrant’s Trustees Committee pre-approves all audit and non-audit services to be performed by the Registrant’s independent accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)

There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Trustees Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Trustees Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years ended June 30, 2015 and 2014 were $0 and $0, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Principal Financial Officers described in Item 2 is attached hereto.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	9/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	9/8/15

By (Signature and Title)*	/s/ Carlos A. Leal
Carlos A. Leal, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date	9/8/15

* Print the name and title of each signing officer under his or her signature.